U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
REGISTRATION NO. 2-29858
POST-EFFECTIVE AMENDMENT NO. 92
and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
REGISTRATION NO. 811-1701
POST-EFFECTIVE AMENDMENT NO. 67
DAVIS NEW YORK VENTURE FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(1-520-434-3771)

Agents For Service:	Thomas D. Tays, Esq.
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(520) 434-3771
-or-

Arthur Don
Greenberg Traurig LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601
(312) 456-8438
It is proposed that this filing will become effective:
☐	Immediately upon filing pursuant to paragraph (b)

☐	On ______ pursuant to paragraph (b)

☑	60 days after filing pursuant to paragraph (a)

☐	On ___, pursuant to paragraph (a) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	On___, pursuant to paragraph (a)(2) of Rule 485
     Title of Securities being Registered Common Stock of:
DAVIS GLOBAL FUND Class A, B, C, and Y shares
DAVIS INTERNATIONAL FUND Class A, B, C, and Y shares

EXPLANATORY NOTE
This Post-Effective Amendment No. 92 to the Registration Statement contains:
Davis Global Fund and International Fund Prospectus
Davis Global Fund and Davis International Fund SAI
Part C and Signature Pages
Exhibits:
This Amendment is not intended to amend the prospectuses and statements of additional information of other series (Davis New York Venture Fund or Davis Research Fund) of the Registrant.

Davis Funds
     Davis GLOBAL FUND
     Davis International FUND

PROSPECTUS	March 1, 2010

	Class A	Class B	Class C	Class Y

Davis Global Fund	DGFAX	DGFBX	DGFCX	DGFYX
Davis International Fund	DILAX	DILBX	DILCX	DILYX
The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
     LOGO
OVER 40 YEARS OF RELIABLE INVESTING™
Davis Global Fund and Davis International Fund., Statement of Additional Information 1

Table of
Contents

4	Fund Summaries
Davis Global Fund
Davis International Fund
Investment Objective
Fees and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Investment Results
Investment Adviser
Investment Professionals
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries

Investment Objective Strategy and Risks

Davis Investment Discipline
Additional Information Concerning the Principal Risks of Investing in the Funds

Management and Organization
Davis Advisors
Investment Professionals

Shareholder Information
Disclosure Documents and Not a Contract
How Your Shares Are Valued
Portfolio Holdings
How We Pay Earnings
Dividends and Distributions
Federal Income Taxes
Fees and Expenses of the Fund
Fees Paid to Dealers and Other Financial Intermediaries

How to Choose a Share Class
Class A Shares
Class B Shares
Class C Shares
Deferred Sales Charge

How to Open An Account
Two Ways You Can Open An Account
Anti-Money Laundering Compliance
Retirement Plan Accounts

How to Buy, Sell and Exchange Shares
Right to Reject or Restrict any Purchase or Exchange Order
Four Ways to Buy, Sell and Exchange Shares
When Your Transactions Are Processed
Buying More Shares
Selling Shares
Exchanging Shares
Market Timing
Telephone Transactions
Internet Transactions

Financial Highlights

Obtaining Additional Information

3

Davis Global Fund
Investment Objective
Davis Global Fund’s (the “Fund”) investment objective is long-term growth of capital.
Fees and expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the Fund’s prospectus and in the “Selecting the Appropriate Class of Shares” section of the Fund’s statement of additional information
Shareholder Fees
(paid directly from your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares	0.50%	4.00%	1.00%	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None	None

Short-Term Trading Fee (as a percentage) of total redemption proceeds[1]	2.00%	2.00%	2.00%	2.00%

Exchange Fee	None	None	None	None

1.	The short-term trading fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis fund) within 30 days of their purchase. See “Selling Shares” in this prospectus for more information on when the short-term trading fee will apply.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Management Fees[1]	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) Fees	0.16%	1.00%	1.00%	0.00%
Other Expenses	0.35%	0.55%	0.44%	0.29%
Total Annual Operating Expenses	1.26%	2.30%	2.19%	0.84%
Less Fee Waiver or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.00%
Net Expenses	1.26%	2.30%	2.19%	0.84%

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1.	The Management Fees in the table have been restated. On July 1, 2009 the contractual management fees were reduced from 0.75% to 0.55%.

2.	The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%) until March 1, 2011; after that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to March 1, 2011 without the consent of the board of directors.
Expense Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in...	1 Year	3 Years	5 Years	10 Years

Class A shares	$597	$856	$1,134	$1,925
Class B shares	$633	$1,018	$1,430	$2,252	*
Class C shares	$322	$685	$1,175	$2,524
Class Y shares	$106	$331	$574	$1,271

If you still hold your shares after...	1 Year	3 Years	5 Years	10 Years

Class A shares	$597	$856	$1,134	$1,925
Class B shares	$233	$718	$1,230	$2,252	*
Class C shares	$222	$685	$1,175	$2,524
Class Y shares	$106	$331	$574	$1,271

*	Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years.
The expenses in the example do NOT reflect contractual fee reductions. The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%) until March 1, 2011; after that date, there is no assurance that the Adviser will continue to cap expenses.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was xx% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in equity securities (typically common stocks, but may also include preferred stocks, and American Depository Receipts and Global Depository Receipts) issued by both United States and foreign companies, including countries with developed or emerging markets. Under normal market conditions, the Fund will invest significantly (at least 40% of its total assets) in issuers (i) organized or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Typically the Fund makes investments in a number of different countries. Davis Selected Advisers, L.P.,

5

(“Davis Advisors” or the “Adviser”) the Fund’s investment adviser, uses the Davis Investment Discipline to guide its investment decisions.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at discounts to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies’ common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company’s stock if the stock’s market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s stock is no longer attractive. See “Additional Information About Investments” in the current prospectus.
Principal Risks of Investing in the Fund
You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.
Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.
Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks. More information about the Fund’s principal risks is in the “Principal Risks of Investing in the Funds” section of the Fund’s prospectus and in the “xx” section of the Fund’s statement of additional information
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s average annual total returns for various periods compare with those of the MSCI ACWI (All Country World Index), a widely recognized unmanaged index of stock performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the fund’s results can be obtained by visiting davisfunds.com.

6

During the period from inception (December 22, 2004) through December 29, 2006, only the directors, officers and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares. During this time period the Fund’s investment strategies and operations were substantially the same as they are expected to be in the future.
Calendar year total returns for Class A shares
(Results do not include a sales charge; if a sales charge were included, results would be lower.)

Year	Return

2005	13.49
2006	29.76
2007	17.14
2008	(49.92)
2009	Xx
Highest/Lowest quarterly results during this time period were:
Highest	12.70% for the quarter ended December 31, 2006

Lowest	(22.95)% for the quarter ended December 31, 2008
The Fund’s total return for the three months ended December 31, 2009, was xx%.
Average Annual Total Returns
for the periods ended December 31, 2009 (with maximum sales charge)

	Past 1 Year	Past 5 Years	Life of Class*

Class A shares return before taxes	xx%	Xx%	Xx%

Class A shares return after taxes on distributions	xx%	Xx%	Xx%

Class A shares return after taxes on distributions and sale of fund shares	xx%	Xx%	Xx%

Class B shares return before taxes	xx%	Xx%	Xx%

Class C shares return before taxes	xx%	Xx%	Xx%

Class Y shares return before taxes	xx%	Xx%	Xx%

MSCI ACWI (All Country World Index)** reflects no deduction for fees, expenses or taxes	xx%	Xx%	Xx%

MSCI World Index ** reflects no deduction for fees, expenses or taxes	xx%	Xx%	Xx%

7

*	Average annual total returns for life are for the periods from the commencement of each class’s investment operations. Class A shares, Class B shares, and Class C shares each commenced operations on 12/22/04. Class Y shares commenced operations on 7/25/07. Index average annual total return for life is from 12/22/04

**	The MSCI ACWI (All Country World Index) Index includes securities issued by emerging market companies whereas the MSCI World Index does not. Because Davis Global Fund is expected to continue to invest a significant portion of its assets in emerging market companies the board of directors deemed the MSCI ACWI (All Country World Index) Index to be the more appropriate Index.
After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.
Investment Adviser
Davis Selected Advisers, L.P., the Fund’s investment Adviser, and Davis Selected Advisers-NY, Inc., a wholly owned sub-adviser, use a system of multiple investment professionals in managing the Fund’s assets.
Investment Professionals

Investment Professional		Primary Title with Investment
Fund Title (if applicable)	Experience with this Fund	Adviser or Sub-Adviser
Christopher Davis	Since December 2004	Chairman
President		Davis Selected Advisers, L.P.

Stephen Chen ,	Since December 2004	Vice President
Davis Selected Advisers-NY, Inc.

Andrew Davis	Since January 2008	President
Davis Selected Advisers, L.P.

Danton Goei	Since December 2004	Vice President
Davis Selected Advisers-NY, Inc.

Tania Pouschine	Since December 2004	Vice President
Davis Selected Advisers-NY, Inc.

Chandler Spears	Since January 2008	Vice President
Davis Selected Advisers-NY, Inc.

8

Purchase and Sale of Fund Shares

Purchase Minimums (for Class A, B or C shares)
To Establish an Account	$1,000
To Add to an Existing Account	$25
Purchase Minimums (for Class Y shares)
To Establish an Account	$5,000,000	[1]
Short-Term Trading Fee (as a percentage) of total redemption[2]	2%

[1]	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution. See the prospectus for further details.

[2]	The short-term trading fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis fund) within 30 days of their purchase.
You may sell (redeem) shares through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning (800/279-0279) or accessing our website (davisfunds.com).
Tax Information
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
Davis International Fund
Investment Objective
Davis International Fund’s (the “Fund”) investment objective is long-term growth of capital.
Fees and expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the Fund’s prospectus and in the “Selecting the Appropriate Class of Shares” section of the Fund’s statement of additional information

9

Shareholder Fees
(paid directly from your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares	0.50%	4.00%	1.00%	None

Maximum sales charge (load) imposed on reinvested dividends	None	None	None	None

Short-Term Trading Fee (as a percentage) of total redemption proceeds[1]	2.00%	2.00%	2.00%	2.00%

Exchange Fee	None	None	None	None

2.	The short-term trading fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis fund) within 30 days of their purchase. See “Selling Shares” in this prospectus for more information on when the short-term trading fee will apply.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Management Fees[1]	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.71%	8.56%	8.75%	Xx	%
Total Annual Operating Expenses	1.51%	10.110%	10.30%	Xx	%
Less Fee Waiver or Expense Reimbursement[2]	0.21%	7.81%	8.00%	Xx	%
Net Expenses	1.30%	2.30%	2.30%	Xx	%

1.	The Management Fees in the table have been restated. On July 1, 2009 the contractual management fees were reduced from 0.75% to 0.55%.

2.	The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%) until March 1, 2011; after that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to March 1, 2011 without the consent of the board of directors.
Expense Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay the maximum initial or contingent deferred sales charge, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in...	1 Year		3 Years		5 Years		10 Years

Class A shares		$597		$856		$1,134		$1,925
Class B shares		$633		$1,018		$1,430		$2,252	*
Class C shares		$322		$685		$1,175		$2,524
Class Y shares	$	xx	$	xx	$	xx	$	xx

10

If you still hold your shares after...	1 Year		3 Years		5 Years		10 Years

Class A shares		$597		$856		$1,134		$1,925
Class B shares		$233		$718		$1,230		$2,252	*
Class C shares		$222		$685		$1,175		$2,524
Class Y shares	$	xx	$	xx	$	xx	$	xx

*	Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years.
The expenses in the example do NOT reflect contractual fee reductions. The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%) until March 1, 2011; after that date, there is no assurance that the Adviser will continue to cap expenses.

If you still hold your shares after...	1 Year		3 Years		5 Years		10 Years

Class A shares		$597		$856		$1,134		$1,925
Class B shares		$233		$718		$1,230		$2,252	*
Class C shares		$222		$685		$1,175		$2,524
Class Y shares	$	xx	$	xx	$	xx	$	xx

*	Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years.
The expenses in the example do NOT reflect contractual fee reductions. The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%) until March 1, 2011; after that date, there is no assurance that the Adviser will continue to cap expenses.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was xx% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in equity securities (typically common stocks, but may also include preferred stocks, and American Depository Receipts and Global Depository Receipts) issued by foreign companies, including countries with developed or emerging markets. Under normal market conditions, the Fund will invest significantly (at least 40% of its total assets) in issuers (i) organized or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Typically the Fund makes investments in a number of different countries. Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the Fund’s investment adviser, uses the Davis Investment Discipline to guide its investment decisions.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at discounts to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies we wish to own,

11

we then turn our analysis to determining the intrinsic value of those companies’ common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company’s stock if the stock’s market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s stock is no longer attractive. See “Additional Information About Investments” in the current prospectus.
Principal Risks of Investing in the Fund
You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.
Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.
Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks. More information about the Fund’s principal risks is in the “Principal Risks of Investing in the Funds” section of the Fund’s prospectus and in the “xx” section of the Fund’s statement of additional information
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s average annual total returns for various periods compare with those of the MSCI ACWI (All Country World Index), a widely recognized unmanaged index of stock performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the fund’s results can be obtained by visiting davisfunds.com.
During the period from inception (December 29, 2006) through December 30, 2009, only the directors, officers and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares. During this time period the Fund’s investment strategies and operations were substantially the same as they are expected to be in the future.
Calendar year total returns for Class A shares
(Results do not include a sales charge; if a sales charge were included, results would be lower.)

12

Year	Return

2007	22.68
2008	(48.61)
2009	Xx
Highest/Lowest quarterly results during this time period were:
Highest	xx.xx% for the quarter ended xx

Lowest	xx.xx% for the quarter ended xx
The Fund’s total return for the three months ended December 31, 2009 was xx%.
Average Annual Total Returns
for the periods ended December 31, 2009 (with maximum sales charge)

	Past 1 Year	Past 5 Years	Life of Class*

Class A shares return before taxes	xx%	Xx%	Xx%

Class A shares return after taxes on distributions	xx%	Xx%	Xx%

Class A shares return after taxes on distributions and sale of fund shares	xx%	Xx%	Xx%

Class B shares return before taxes	xx%	Xx%	Xx%

Class C shares return before taxes	xx%	Xx%	Xx%

Class Y shares return before taxes	xx%	Xx%	Xx%

** MSCI ACWI (All Country World Index) Index ex USA reflects no deduction for fees, expenses or taxes	xx%	Xx%	Xx%

MSCI EAFE (Europe, Australia, Asia and Far East) Index** reflects no deduction for fees, expenses or taxes	xx%	Xx%	Xx%

*	Average annual total returns for life are for the periods from the commencement of each class’s investment operations. Class A shares, Class B shares, and Class C shares each commenced operations on 12/29/06. Class Y shares commenced operations on 12/30/09. Index average annual total return for life is from 12/22/04

**	The MSCI ACWI (All Country World Index) Index Ex-U.S. includes securities issued by emerging market companies whereas the MSCI EAFE (Europe, Australia, Asia and Far East) Index does not. Because Davis International Fund is expected to continue to invest a significant portion of its assets in emerging market companies the board of directors deemed the MSCI ACWI (All Country World Index) Index ex USA to be the more appropriate Index.
After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax
Prospectus • Davis Global Fund • 13

returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.
Investment Adviser
Davis Selected Advisers, L.P., the Fund’s investment Adviser, and Davis Selected Advisers-NY, Inc., a wholly owned sub-adviser, use a system of multiple investment professionals in managing the Fund’s assets.
Investment Professionals

Investment Professional		Primary Title with Investment
Fund Title (if applicable)	Experience with this Fund	Adviser or Sub-Adviser
Christopher Davis	Since December 2006	Chairman
President		Davis Selected Advisers, L.P.

Stephen Chen ,	Since December 2006	Vice President
Davis Selected Advisers-NY, Inc.

Andrew Davis	Since January 2008	President
Davis Selected Advisers, L.P.

Danton Goei	Since December 2006	Vice President
Davis Selected Advisers-NY, Inc.

Tania Pouschine	Since December 2006	Vice President
Davis Selected Advisers-NY, Inc.

Chandler Spears	Since January 2008	Vice President
Davis Selected Advisers-NY, Inc.
Prospectus • Davis Global Fund • 14

Purchase and Sale of Fund Shares

Purchase Minimums (for Class A, B or C shares)
To Establish an Account	$1,000
To Add to an Existing Account	$25
Purchase Minimums (for Class Y shares)
To Establish an Account	$5,000,000	[1]
Short-Term Trading Fee (as a percentage) of total redemption proceeds[2]	2%

[1]	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution. See the prospectus for further details.

[2]	The short-term trading fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis fund) within 30 days of their purchase.
You may sell (redeem) shares through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning (800/279-0279) or accessing our website (davisfunds.com).
Tax Information
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
Prospectus • Davis Global Fund • 15

Investment Objective, Strategies, and Risks
The investment objective of both Davis Global Fund and Davis International Fund is long-term growth of capital. The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund’s prospectuses would be amended prior to any change in investment objective and shareholders would be promptly notified of the change.
Davis Advisors uses the Davis Investment Discipline to invest the majority of the Funds’ assets in equity securities. See “The Davis Investment Discipline” below. The principal difference between the Funds’ investment strategies is that Davis Global Fund will normally invest a portion of its assets in equity securities issued by U.S. companies while Davis International Fund normally will invest not invest in securities issued by U.S. companies. . Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) covering such securities. For a more complete description of ADRs and GDRs see the Statement of Additional Information.
The Fund may also purchase other kinds of securities (including securities issued by U.S. companies), engage in active trading (which would increase portfolio turnover and commission expenses and could increase taxable distributions), or employ other investment strategies that are not principal investment strategies if, in Davis Advisors’ professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategies: (i) would be consistent with shareholders’ reasonable expectations; (ii) would assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund’s investment strategy; (iv) would cause the Fund to violate any of its investment restrictions; or (v) would materially change the Fund’s risk profile as described in the Fund’s prospectus and Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.
Short-Term Investments. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. The Fund may also use short-term investments for temporary defensive purposes. At such times the Fund will not be pursuing its normal investment policies. In the event that our investment professionals anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), the Fund may reduce its risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
For more details concerning current investments and market outlook, please see the Fund’s most recent shareholder report.
The Davis Investment Discipline
Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at discounts to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into
Prospectus • Davis Global Fund • 16

the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.
Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.
First Class Management
•	Proven Track Record

•	Significant Alignment of Interest in Business

•	Intelligent Application of Capital
Strong Financial Condition and Satisfactory Profitability
•	Strong Balance Sheet

•	Low Cost Structure

•	High Returns on Capital
Strong Competitive Positioning
•	Non-Obsolescent Products / Services

•	Dominant or Growing Market Share

•	Global Presence and Brand Names
After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies’ common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company’s stock if the stock’s market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s stock is no longer attractive.
Additional Information Concerning the Principal Risks of Investing in the Funds
If you buy shares of Davis Global Fund or Davis International Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in either Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Funds to decline, and which could prevent the Funds from achieving their stated objective.
•	Market risk. The market value of shares of equity securities can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

•	Company risk. Equity securities represent ownership positions in companies. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business
Prospectus • Davis Global Fund • 17

probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, will likely decline in value.

•	Foreign country risk. The Funds invest a significant portion of their assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Funds’ performance to be more volatile than it would be if the Funds invested primarily in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation.

•	Foreign currency risk. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund may, but generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s shares will tend to decline.

•	Emerging market risk. The Funds invests in emerging or developing markets. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. In unusual situations it may not be possible to repatriate sales proceeds in a timely fashion. These investments may be very speculative.

Emerging markets might have less developed trading markets and exchanges. These countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Companies operating in emerging markets may not be subject to U.S. prohibitions against doing business with countries which are state sponsors of terrorism. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, or restrictions on foreign ownership of stocks of local companies.

•	Small- and medium-capitalization risk. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Small and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

•	Fees and Expenses risk. The Funds may not earn enough through income and capital appreciation to offset the operating expenses of the Funds. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.

•	Headline risk. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may
Prospectus • Davis Global Fund • 18

threaten the company’s future. While we research companies subject to such contingencies, we cannot be correct every time, and the company’s stock may never recover.
Funds’ shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Management and Organization
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for each of the Davis Funds. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs, and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients. The total management fee paid by the funds, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” A discussion regarding the basis for the approval of the Funds’ investment advisory and service agreement by the Funds’ board of directors is contained in the Funds’ most recent semi-annual report to shareholders.
Davis Selected Advisers-NY, Inc., serves as the sub-adviser for each of the Davis Funds. Davis Selected Advisers-NY, Inc.’s offices are located at 609 Fifth Avenue, New York, New York 10017. Davis Selected Advisers-NY, Inc., provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers-NY, Inc.’s fee is paid by Davis Advisors, not the Davis Funds.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds’ portfolio transactions with broker-dealers who have sold shares of Davis Funds. However, when Davis Advisors places orders for Davis Funds’ portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds. In placing orders for Davis Funds’ portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
Over the last three years Davis Global Fund paid the following brokerage commissions:

	For the Year ended October 31,
	2009			2008	2007*
Davis Global Fund
Brokerage commissions paid:	$	xx		$83,914	$60,954
Brokerage as a percentage of average net assets:		0.xx	%	0.09%	0.17%
Prospectus • Davis Global Fund • 19

	For the Year ended October 31,
	2009			2008	2007*
Davis International Fund
Brokerage commissions paid:	$	xx		$7,383	$24,351
Brokerage as a percentage of average net assets:		0.xx	%	0.04%	0.17%

*	For Davis Global Fund the figures for 2007 represent a full 12 months. For Davis International Fund the figures for 2007 are for the period from December 29, 2006 (inception) through October 31, 2007.
Investment Professionals
Davis Global Fund and Davis International Fund are Team Managed. Davis Advisors uses a system of multiple research analysts to manage both Davis Global Fund and Davis International Fund. Under this approach, the portfolio of each Fund is divided into segments managed by individual research analysts. The research adviser and the five research analysts managing the largest portion of the Fund’s assets as of the latest calendar quarter-end prior to the date of this prospectus are listed below. Research analysts decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund’s investment objectives, strategies, and restrictions.
•	Christopher Davis has served as the research adviser of both Davis Global Fund and Davis International Fund since their inceptions in December 2004, and December 2006, respectively. Mr. Davis also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989. As research adviser, Mr. Davis oversees the research analysts of Davis Global Fund and Davis International Fund and allocates segments of the Funds to each of them to invest.

•	Stephen Chen has served as a research analyst of both Davis Global Fund and Davis International Fund since their inceptions in December 2004 and December 2006, respectively. Mr. Chen also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Chen joined Davis Advisors in December 2002.

•	Andrew Davis has served as a research analyst of both Davis Global Fund and Davis International Fund since January 2008. Mr. Davis also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Davis joined Davis Advisors in February 1993.

•	Danton Goei has served as a research analyst of both Davis Global Fund and Davis International Fund since their inceptions in December 2004 and December 2006, respectively. Mr. Goei also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Goei joined Davis Advisors in November 1998.

•	Tania Pouschine has served as a research analyst of both Davis Global Fund and Davis International Fund since their inceptions in December 2004 and December 2006, respectively. Ms. Pouschine also serves as a research analyst for other equity funds advised by Davis Advisors. Ms. Pouschine joined Davis Advisors in July 2003.

•	Chandler Spears has served as a research analyst of both Davis Global Fund and Davis International Fund since January 2008. Mr. Spears also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Spears joined Davis Advisors in November 2000.
The Statement of Additional Information provides additional information about the Investment Professionals’ compensation, other accounts managed by the Investment Professionals and the Investmetn Professionals’ investments in the Funds.
Prospectus • Davis Global Fund • 20

Shareholder Information
Disclosure Documents and Not a Contract
The Fund’s prospectuses, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents are disclosure documents and not contracts. These documents will be updated and amended from time to time to reflect changing laws, rules, and operations. An investor’s rights as a shareholder in the Fund are governed by the most current documents as they are updated and amended from time to time.
How Your Shares Are Valued
Once you open your Davis Funds account, you may buy or sell shares on any day that the Funds are open. The price of your shares in a Davis Fund is based upon the total value of the Fund’s investments. Your account balance may change daily because the share price may change daily.
The value of one share of a Davis Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time, on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.
The business sections of many, but not all, major newspapers publish Davis Funds’ daily net asset values. If you have access to the Internet, you can also check the net asset value on our website (www.davisfunds.com).
Valuation of Portfolio Securities
Your shares will be purchased or sold at the net asset value next determined after Davis Funds’ transfer agent receives your request to purchase or sell shares in good order. Class A shares are generally purchased at net asset value plus a sales charge. A contingent deferred sales charge may apply at the time you sell.
The Funds’ portfolio securities are valued primarily on the basis of market quotations. However, Davis Funds have adopted procedures for making “fair value” determinations if market quotations are not readily available. The Funds use fair value prices any time Davis Advisors concludes that reliable market quotations for the Funds’ portfolio securities are not readily available from an approved third-party pricing service or from independent brokers. Examples of when fair value pricing may be used include when a Fund holds illiquid or thinly traded securities, and securities whose values have been affected by a significant event occurring after the close of their primary markets. Davis Funds use an independent vendor to assist in fair value pricing of foreign securities when deemed appropriate. The use of fair value pricing by the Funds may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.
The Funds make substantial investments in foreign securities. Many of the Funds’ securities may be traded in markets that close at a different time than when the Funds’ shares are priced. Events affecting portfolio values that occur after the time that such markets close and the time the Funds’ shares are priced may result in the use of fair value pricing, as described above. Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Funds’ foreign investments might change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and react to significant events in foreign markets that
Prospectus • Davis Global Fund • 21

would have a material effect on a Fund’s net asset value. Notwithstanding, the net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.
Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Portfolio Holdings
A description of Davis Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.
Davis Funds’ portfolio holdings are published and mailed to shareholders twice a year in the Annual and Semi-Annual Reports which are mailed approximately 60 days after the end of the Fund’s second and fourth fiscal quarters. In addition, each Fund publishes its portfolio holdings on the Davis Funds’ website (www.davisfunds.com) and the SEC website (www.sec.gov) approximately 60 days after the end of each fiscal quarter. Other information concerning the Funds’ portfolio holdings may also be published on the Davis Funds’ website from time to time.
How We Pay Earnings
There are two ways you can receive payments from the Davis Fund you invest in:
•	Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

•	Capital Gains. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.
If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, please call 1-800-279-0279. Unless you choose otherwise, the Davis Funds will automatically reinvest your dividends and capital gains in additional Fund shares.
You can request to have your dividends and capital gains paid to you by check or deposited directly into your bank account. Dividends and capital gains of $50 or less will not be sent by check but will be reinvested in additional Fund shares.
We also offer a Dividend Diversification Program, which allows you to have your dividends and capital gains from one Davis Fund reinvested in shares of another Davis Fund.
You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on IRS Form W-9 that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or you did not certify your Taxpayer Identification Number, the IRS requires the Davis Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.
Prospectus • Davis Global Fund • 22

How to Put Your Dividends and Capital Gains to Work
You can have all of your dividends and capital gains automatically invested in the same Fund or the same share Class of any other Davis Fund. To be eligible for this Dividend Diversification Program, all accounts involved must be registered under the same name and same Class of shares and have a minimum initial value of $1,000. Shares are purchased at the chosen Fund’s net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program at any time. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.
Dividends and Distributions
•	The Davis long-term growth funds (i.e., Davis New York Venture Fund, Davis Opportunity Fund, Davis Financial Fund, Davis Global Fund and Davis International Fund) ordinarily distribute their dividends and capital gains, if any, in December.

•	The Davis growth & income funds (i.e., Davis Real Estate Fund and Davis Appreciation & Income Fund) ordinarily distribute dividends quarterly and capital gains, if any, in December.

•	Davis Government Bond Fund and Davis Government Money Market Fund ordinarily distribute dividends monthly. Davis Government Bond Fund ordinarily distributes capital gains, if any, in December. Davis Government Money Market Fund does not ordinarily distribute capital gains.

•	When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Davis Government Bond Fund’s and Davis Government Money Market Fund’s net asset values are not affected by dividend payments.

•	You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Davis Fund, or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

•	If a dividend or capital gain distribution is for an amount less than $50, the Fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the Fund.

•	If a dividend or capital gain distribution check remains uncashed for six months or is undeliverable by the United States Postal Service, we will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination; and future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund.
Federal Income Taxes
Taxes on Distributions
Distributions you receive from the Fund may be subject to income tax and may also be subject to state or local taxes unless you are exempt from taxation.
For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The Fund’s distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.
Prospectus • Davis Global Fund • 23

Davis Funds will send you a statement each year showing the tax status of your Fund distributions.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.
More information concerning federal taxes is available in the Statement of Additional Information. We recommend that you consult with a tax advisor about dividends and capital gains that you may receive from the Davis Funds.
Fees and Expenses of the Fund
The Fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses. Davis Funds offer different Classes of shares in other prospectuses. The difference in the fee structure between the Classes is primarily the result of fees and expenses paid by the Fund to dealers and financial institutions for providing services to shareholders. Accordingly, the core investment advisory expenses do not vary by Class. Different fees and expenses will affect performance.
Prospectus • Davis Global Fund • 24

12b-1 Fees
The Davis Funds have Plans of Distribution or “12b-1 Plans” under which the Funds may use their own assets to finance distribution activities. The 12b-1 Plans are used primarily to pay dealers and other institutions for providing services to Davis Funds’ shareholders. The 12b-1 Plans provide for annual distribution expenses of up to 0.25% of the average daily net asset value of the Class A shares; and up to the lesser of 1.25% of the average daily net asset value of the Class B or C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority (“FINRA”), which is 1.00% at present.
For Class A, B, or C shares, up to 0.25% of distribution expenses may be used to pay service fees to qualified dealers providing certain shareholder services. These services may include, but are not limited to, assessing a client’s investment needs and recommending suitable investments on an ongoing basis. In lieu of front-end sales charge (as assessed upon the sale of Class A shares), up to an additional 1.00% of distribution expenses may be paid for Class B and C shares. Because distribution expenses are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges. Thus, the higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.
Class B and Class C shares contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares, i.e. to compensate dealers and other financial institutions for their services. The fees are paid by the Fund to dealers and financial institutions for providing services to their clients.
Class Y shares do not have a plan of distribution.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit and custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are deducted before the Fund’s NAV is calculated and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that Class of shares. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.
Fees Paid to Dealers and Other Financial Intermediaries
Broker-dealers and other financial intermediaries (“Qualifying dealers”) may charge Davis Distributors, LLC (the “Distributor”) or the Adviser substantial fees for selling Davis Funds’ shares and providing continuing support to shareholders. Qualifying dealers may charge (i) sales commissions from sales charges paid by purchasing shareholders; (ii) distribution and service fees from the Funds’ 12b-1 distribution plans; (iii) record-keeping fees from the Funds for providing record-keeping services to investors who hold Davis Funds shares through dealer-controlled omnibus accounts; and (iv) other fees, described below, paid by Davis Advisors or the Distributor from their own resources.
Prospectus • Davis Global Fund • 25

Qualifying dealers may, as a condition to distributing shares of the Davis Funds, request that the Distributor, or the Adviser, pay or reimburse the Qualifying dealer for: (i) marketing support payments including business planning assistance, educating personnel about the Davis Funds, and shareholder financial planning needs, placement on the dealer’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer; and (ii) financial assistance charged to allow the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These additional fees are sometimes referred to as “revenue sharing” payments. A number of factors are considered in determining fees paid to Qualifying dealers, including the dealer’s sales and assets, and the quality of the dealer’s relationship with the Distributor. Fees are generally based on the value of shares of the Fund held by the dealer or financial institution for its customers or based on sales of Fund shares by the dealer or financial institution, or a combination thereof. Davis Advisors may use its profits from the advisory fee it receives from the Fund to pay some or all of these fees. Some dealers may also choose to pay additional compensation to their registered representatives who sell the Funds. Such payments may be associated with the status of a Fund on a financial intermediary’s preferred list of funds or otherwise associated with the financial intermediary’s marketing and other support activities. The foregoing arrangements may create an incentive for the brokers, dealers or other financial institutions, as well as their registered representatives, to sell the Davis Funds rather than other funds.
In 2009, the Distributor, or the Adviser, was charged additional fees by the Qualifying dealers listed below. The Distributor paid these fees from its own resources. These Qualifying dealers may provide the Davis Funds enhanced sales and marketing support and financial advisers employed by the Qualifying dealers may recommend the Davis Funds rather than other funds. Qualifying dealers may be added or deleted at any time.
ADP Broker Dealer, Inc.; Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Comerica Bank; Diversified Investment Advisors, Inc.; Fidelity Brokerage Services, LLC.; Genworth Life Insurance Company of New York; Genworth Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Securities Distribution Company, Inc; HSBC Bank USA; ING Life Insurance and Annuity Co.; ING Financial Advisers, LLC; John Hancock Life Insurance Company (U.S.A.); John Hancock Life Insurance Company of New York; Marshall & Ilsley Trust Company; Massachusetts Mutual Life Insurance Co.; Mercer HR Services LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Merrill Lynch Life Insurance Co.; Morgan Stanley & Co., Inc.; Morgan Stanley Smith Barney LLC; National Financial Services, LLC.; Nationwide Financial Services, Inc.; New York Life Distribution; Prudential Investment Management Services, LLC.; Raymond James & Associates, Inc.; Standard Insurance Company; The Guardian Insurance & Annuity Company, Inc.; The Princeton Retirement Group, Inc.; The Vanguard Group, Inc.; UBS Financial Services, Inc.; Wachovia Bank N.A.; Wachovia Bank N.A., Executive Benefits Group; Wachovia Securities, Inc.; Wells Fargo, N.A.
In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during specified periods of time.
Although Davis Funds may use brokers who sell shares of the Funds to execute portfolio transactions, the Funds do not consider the sale of fund shares as a factor when selecting brokers to execute portfolio transactions.
Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of Fund shares.
Prospectus • Davis Global Fund • 26

Due Diligence Meetings. The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Davis Funds and are afforded the opportunity to speak with the Adviser’s investment professionals. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Davis Funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by the Distributor.
Seminars and Educational Meetings. The Distributor may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Distributor’s policies and procedures governing payments for such seminars. The Distributor may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of Qualifying dealers. In addition, the Distributor may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the Fund is discussed.
Recordkeeping Fees. Certain Qualifying dealers have chosen to maintain “omnibus accounts” with Davis Funds. In an omnibus account, the Fund maintains a single account in the name of the dealer and the dealer maintains all of its clients’ individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Davis Funds and the administrator will then maintain all of the participant accounts. Davis Advisors, on behalf of the Funds, enters into agreements whereby the Funds are charged by the dealer or administrator for such recordkeeping services.
Recordkeeping services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic Davis Funds reports, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist Davis Funds in their compliance with state securities laws. Each Davis Fund typically would be paying these shareholder servicing fees directly if a Qualifying dealer did not hold all customer accounts in a single omnibus account with each Davis Fund.
Other Compensation. The Distributor may, from its own resources and not the Funds’, pay additional fees to the extent not prohibited by state or federal laws, the Securities and Exchange Commission (SEC), or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).
Prospectus • Davis Global Fund • 27

How to Choose A Share Class
Before you buy shares in any Davis Fund, you need to decide which class of shares best suits your needs. Davis Funds offer four classes of shares: A, B, C and Y. Each class is subject to different expenses and sales charges. Class Y shares are offered through a separate prospectus. Class Y shares are generally available only to qualified institutional investors.
The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class.
You may choose to buy one class of shares rather than another depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by FINRA.
Class A Shares
Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than Class B or C shares.
•	For any investment below $100,000, you buy Class A shares at their net asset value per share plus a sales charge, which is approximately 4.75% of the offering price (see chart following). The term “offering price” includes the front-end sales charge.

•	There is no limit to how much you can invest in this share class.

•	Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee — up to 0.25% of the average daily net assets — each year you hold the shares. This fee is lower than the fee you pay for the other two classes of shares. Lower expenses of Class A shares translate into higher annual return on net asset value than Class B or C shares.
Class A Shares Sales Charges
for all Davis Funds except Davis Government Money Market Fund

	Sales Charge	Sales Charge	Amount of Sales
	approximate	approximate	Charge Retained by
Amount of	percentage of	percentage of net	Dealer percentage of
Purchase	offering price	amount invested	offering price

Under $100,000	4.75%	4.99%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $749,999	2.00%	2.04%	1.75%
$750,000 – $999,999	1.00%	1.01%	0.75%
$1 million or more*	None	None	None

*	You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year, a deferred sales charge of 0.50% may be deducted from the redemption proceeds.

Prospectus • Davis Global Fund • 28

The Distributor may pay the dealer of record commissions (on Davis Funds other than Davis Government Money Market Fund) on purchases at the annual rate described in the table below. Commissions may be paid on either: (i) Class A purchases of $1 million or more; or (ii) Class A purchases (net of redemptions) in retirement plans which qualify for sales at net asset value. The commission will be paid only on purchases that were not previously subject to a front-end sales charge or dealer concession.

Purchase Amount	Commission

First $5 million	0.50%
More than $5 million	0.25%
The Fund may reimburse the Distributor for these payments through its Plans of Distribution. If distribution fee limits already have been reached for the year, the Distributor itself will pay the commissions.
Reduction of Class A Shares Initial Sales Charge
As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge. To receive a reduction in your Class A initial sales charge, you must let your dealer or Davis Funds know at the time you purchase shares that you qualify for such a reduction. If you do not let your dealer or Davis Funds know you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. To qualify for a reduction in Class A shares initial sales charge you must provide records (generally account statements are sufficient; your broker may require additional documents) of all Davis Funds shares owned which you wish to count towards the sales charge reduction.
You Can Combine Purchases of Class A Shares
•	With other “immediate family” members. To receive a reduced Class A sales charge, investments made by yourself, your spouse, and any children under the age of 21, may be aggregated if made for your own account(s) and/or certain other accounts, such as:
a)	trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, then the trust account may only be aggregated with accounts of the primary beneficiary of the trust;

b)	solely controlled business accounts; or

c)	single-participant retirement plans.
•	Through employee benefit plans. If you buy shares through trust or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.
•	Under a Statement of Intention. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a thirteen-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, State Street Bank and Trust, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered thirteen-month period. Money Market Fund purchases do not count toward a Statement of Intention unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.
Prospectus • Davis Global Fund • 29

•	Under Rights of Accumulation. If you notify your dealer or the Distributor, you can include the Class A, B and C shares in Davis Funds you already own (excluding shares in Davis Government Money Market Fund) when calculating the price for your current purchase. These shares are valued at current offering price value to determine whether or not you qualify for a reduction in the sales charge. Money Market Fund purchases do not count toward Rights of Accumulation unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.
•	Combining Rights of Accumulation (ROA) with Statement of Intention. A shareholder can use a Statement of Intention and Rights of Accumulation in conjunction with one another; the Statement of Intention will take precedence over the Rights of Accumulation. Once the Statement of Intention has been satisfied, any new purchases into any of the linked Class A share accounts will receive the reduced sales charge.
For more information about how to reduce Class A shares initial sales charge, please visit Davis Funds’ website, free of charge at www.davisfunds.com (which includes additional information in a clear and prominent format that includes hyperlinks), consult your broker or financial intermediary, or refer to the Fund’s Statement of Additional Information which is available through your financial intermediary or from the Fund by calling Investor Services at 1-800-279-0279.
Prospectus • Davis Global Fund • 30

Class A Shares Front-End Sales Charge Waivers
We do not impose a sales charge on purchases of Class A shares for:
•	Investments in Davis Government Money Market Fund.

•	Shareholders making purchases with dividends or capital gains that are automatically reinvested.

•	Current and former directors, officers, and employees of any Davis Fund or Davis Advisors (or its affiliates), and their extended family. The term “extended family” includes “immediate family,” which is one’s spouse and children under 21, and also one’s grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. Extended family shall include any child regardless of age.

•	Davis Advisors or its affiliates.

•	Registered representatives, principals, and employees (and any extended family member) of securities dealers having a sales agreement with the Distributor.

•	Financial institutions acting as fiduciaries making single purchases of $250,000 or more.

•	Employee benefit plans making purchases through a single account covering at least fifty participants.

•	Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.

•	State and local governments.

•	Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Davis Funds and which charge fees based on assets in the account.
Rollovers from Retirement Plans to IRAs
For qualifying rollovers, you must send our service provider, State Street Bank and Trust, a written request for the rollover.
Assets from retirement plans may be invested in Class A, B, or C shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. Rollovers to Class A shares will be made without a sales charge if they meet the following requirements:
a)	the assets being rolled over were invested in Davis Funds at the time of distribution; and

b)	the rolled over assets are contributed to a Davis Funds IRA with State Street Bank and Trust as custodian.
IRA assets that rollover without a sales charge as described above will not be subject to a contingent deferred sales charge.
IRA rollover assets invested in Class A shares that are not attributable to Davis Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and Statement of Additional Information.
Prospectus • Davis Global Fund • 31

Class B Shares
Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for seven years in order to avoid paying a front-end sales charge. The Class B contingent deferred sales charge and asset-based sales charge have the same purpose as the front-end sales charge on sales of Class A shares, i.e. to compensate the broker. Class B shares assess a higher distribution fee to pay fees and expenses charged by dealers and financial institutions for services provided to clients.
•	You buy the shares at net asset value (no initial sales charge).

•	The purchase maximum per transaction for Class B shares is $50,000.

•	If you have significant Davis Funds holdings, you may not be eligible to invest in Class B shares. You may not purchase Class B shares if you are eligible to purchase Class A shares at the $100,000 or higher sales charge discount rate. See “Class A Shares Sales Charges” and “Reduction of Class A Shares Initial Sales Charge” for more information regarding sales charge discounts.

•	If you sell Class B shares in any of the Davis Funds within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart following).

•	After you hold Class B shares for seven years, they are converted automatically into Class A shares without incurring a front-end sales charge. As this is a dollar for dollar conversion, you may receive fewer Class A shares due to the difference in the price of the two share classes. Investors in Class A shares pay a lower distribution fee.

•	Investors in Class B shares (other than Davis Government Money Market Fund) pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher distribution fees translate into lower annual return on net asset value.

•	At redemption, the deferred sales charge for each purchase will be calculated from the date of purchase, excluding any time the shares were held in a money market fund.
Note: Investors who buy Class B shares of Davis Government Money Market Fund will not pay a deferred sales charge unless the money market fund shares were received in exchange for shares of another Davis Fund (see “Exchanging Shares” in this prospectus).
Class B Shares Deferred Sales Charges
for all Davis Funds except Davis Government Money Market Fund

Sales Made After Purchase	Amount of Deferred Sales Charge

Year 1	4%
Years 2-3	3%
Years 4-5	2%
Year 6	1%
Year 7	None
Class B shares automatically convert to Class A shares after seven years.
Class C Shares
Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares in order to avoid paying a front-end sales charge. The Class C contingent deferred sales charge and asset-based sales charge have the same purpose as the front-end sales charge on sales of Class A shares, i.e., to compensate the broker. Class C shares assess a higher distribution fee to pay fees and expenses charged by dealers and financial institutions for services provided to clients.
Prospectus • Davis Global Fund • 32

•	You buy the shares at net asset value (no initial sales charge).

•	The purchase maximum per transaction for Class C shares is $500,000.

•	If you have significant Davis Funds holdings, you may not be eligible to invest in Class C shares. You may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Class A Shares Sales Charges” and “Reduction of Class A Shares Initial Sales Charge” for more information regarding sales charge discounts.

•	If you sell Class C shares in any of the Davis Funds (other than Davis Government Money Market Fund) within one year of purchase, you must pay a deferred sales charge of one percent. At redemption, the deferred sales charge for each purchase will be calculated from the date of purchase, excluding any time the shares were held in a money market fund.

•	Investors in Class C shares (other than Davis Government Money Market Fund) pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher distribution fees translate into lower annual return on net asset value.

•	Class C shares do not have a conversion provision.
Deferred Sales Charge
If you purchase shares subject to a contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds unless you are eligible for one of the waivers described below. At redemption, the deferred sales charge will be calculated from the date of each purchase, excluding any time that shares were held in a money market fund. You will pay a deferred sales charge in the following cases:
•	As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

•	As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.

•	As a Class C shareholder, if you sell shares within one year of purchase.
To keep deferred sales charges as low as possible, we first will sell shares in your account that are not subject to a deferred sales charge (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gains distributions. If the net asset value has decreased the sales charge will be based on the current NAV. To determine whether the deferred sales charge applies to a redemption, we redeem shares in the following order:
•	Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).

•	Shares acquired by reinvestment of dividends and capital gain distributions.

•	Shares that are no longer subject to the deferred sales charge.

•	Shares held the longest, but which are still subject to the deferred sales charge.
Note: Investors who buy Class B or C shares of Davis Government Money Market Fund will not pay a deferred sales charge unless the money market fund shares were received in exchange for shares of another Davis Fund (see “Exchanging Shares” in this prospectus).
Deferred Sales Charge Waivers
Prospectus • Davis Global Fund • 33

We will waive the deferred sales charge on sales of Class A, B and C shares of any Davis Fund if:
•	You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more) and the shares were held for more than a year.

•	You die and were the sole owner of the account. Otherwise, shares can be redeemed without a contingent deferred sales charge following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established. If you claim a disability you must provide evidence of a determination of disability by the Social Security Administration.

•	You sell shares under a qualified retirement plan or IRA that constitutes a tax-free return of excess contributions to avoid a penalty.

•	Your Fund redeems the remaining shares in your account under an Involuntary Redemption.

•	You qualify for an exception related to defined contribution plans. These exceptions are described in the Statement of Additional Information.

•	You are a director, officer or employee of Davis Advisors or one of its affiliates (or an extended family member of a director, officer or employee).

•	You sell Class B or Class C shares under the Systematic Withdrawal Plan if the aggregate value of the redeemed shares does not exceed twelve percent of the account’s value.*
If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.

*	A Systematic Withdrawal Plan may be established as either a percentage or a fixed-dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed-dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Systematic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a twelve-month period, regardless of whether such redemptions are pursuant to a Systematic Withdrawal Plan.
If you have any additional questions about choosing a share class, please call us toll free at 1-800-279-0279 during business hours, 9 a.m. to 6 p.m. Eastern time. If you still are not sure about which class is best for you, contact your financial adviser.
Class Y Shares
Class Y shares may be best for you if you qualify. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors. Investors in Class Y shares do not pay a distribution fee. For details on what types of institutions may purchase shares and what fund minimums apply see “How to Open an Account” in this prospectus.
Prospectus • Davis Global Fund • 34

How to
Open an Account
To open an account with Davis Funds you must meet the initial minimum investment for each fund you choose to invest in. For each Class A, B, or C share fund you must invest at least $1,000. For Class Y shares the minimum investment amount is dependent on how you invest:
•	At least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.

•	At least $5 million for a government entity (a state, county, city, department, authority or similar government agency).

•	With an account established under a “wrap account” or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.

•	At least $500,000 for a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund.
At the Distributor’s discretion, the minimum may be waived for an account established under a “wrap account” or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.
Two Ways You Can Open an Account
•	By Mail. Complete and sign the Application Form and mail it to our service provider, State Street Bank and Trust. Include a check made payable to Davis Funds. All purchases by check should be in U.S. dollars. Davis Funds will not accept third-party checks, starter checks, traveler’s checks or money orders.

•	By Dealer. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from the Distributor. Please note that your dealer may charge a service fee or commission for these transactions.
Anti-Money Laundering Compliance
Davis Funds and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Distributor may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, the Davis Funds may not be able to open your account. If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund and the Distributor may choose not to establish a new account or may be required to “freeze” a shareholder’s account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Distributor to inform the shareholder that it has taken the actions described above.
Retirement Plan Accounts
You can invest in Davis Funds using any of these types of retirement plan accounts:
•	IRAs
PROSPECTUS • DAVIS International FUND • 35

•	Roth IRAs

•	Education Savings Accounts

•	Simple IRAs

•	Simplified Employee Pension (SEP) IRAs

•	403(b) Plans
PROSPECTUS • DAVIS International FUND • 36

State Street Bank and Trust acts as custodian for these retirement plans and charges each participant a $15 custodial fee each year per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. This custodial fee is automatically deducted from each account unless you elect to pay the fee directly. There is also a $15 fee for closing retirement plan accounts. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Investor Services or by visiting the Davis Funds’ website.
PROSPECTUS • DAVIS International FUND • 37

BUYING, SELLING, AND EXCHANGING SHARES
Once you have established an account with Davis Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Davis Funds shareholder including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in a form meeting all legal requirements. Legal requirements vary depending upon the type of transaction and the type of account. Call Investor Services for instructions. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will describe the procedures and charges which will apply to the transaction.
Right to Reject or Restrict any Purchase or Exchange Order
Purchases and exchanges should be made for long-term investment purposes only. Davis Funds and the Distributor reserve the right to reject or restrict any purchase or exchange order for any reason. Davis Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that Davis Funds or the Distributor have determined may involve actual or potential harm to a Fund may be rejected.
Four Ways to Buy, Sell and Exchange Shares
•	By Telephone. Call 1-800-279-0279. You can speak directly with an Investor Services Professional during our business hours (9 a.m. to 6 p.m. Eastern time) or use our automated telephone system at any time, day or night.

•	By Online Account Access. You may initiate most account transactions through online account access on our website, www.davisfunds.com. Please note that certain account types, including all Class Y share accounts, may be restricted from online access.

•	By Mail. Send the request to our service provider, State Street Bank and Trust Company.
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406, Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road, Canton, MA 02021-2809
•	By Dealer. Contact a dealer who will execute the transaction through the Distributor. Please note that your dealer may charge service fees or commissions for these transactions.
The Davis Funds do not issue certificates for any class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from Davis Funds. Dividend and capital gain distributions, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly.
PROSPECTUS • DAVIS International FUND • 38

When Your Transactions Are Processed
The per-share price for purchases or sales made through the Distributor will be processed on the same day if the order is received before 4 p.m. Eastern time. If State Street Bank and Trust or the Fund requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.
For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution your order must be received before 4 p.m. Eastern time.
Buying More Shares
You may buy more shares at any time, by mail, through a dealer or by wire. The minimum purchase amount is $25.
•	By Mail. When you purchase shares by mail, send a check made payable to Davis Funds for the amount of purchase to our service provider, State Street Bank and Trust. If you have the investment slip from your most recent statement, include it with the check. If you do not have an investment slip, include a letter with your check stating the name of the Fund, the class of shares you wish to buy, and your account number.

•	Through a Dealer. When you buy shares through a dealer, you may be charged service fees or commissions for these transactions.

•	By Wire. You may wire federal funds directly to our service provider, State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:
State Street Bank and Trust Company
Boston, MA 02210
Attn: Mutual Fund Services
[Name of Davis Fund and Class of shares that you
are buying]
Shareholder Name
Shareholder Account Number
Federal Routing Number 011000028
DDA Number 9904-606-2
Making Automatic Investments
An easy way to increase your investment in any Davis Fund is to sign up for the Automatic Investment Plan. Under this plan, you arrange for a predetermined amount of money to be withdrawn from your bank account and invested in Fund shares. The minimum amount you can invest under the plan each month is $25. The account minimum of $1,000 must be met prior to establishing an automatic investment plan.
Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated Clearing House (ACH) system. Each debit should be reflected on your next bank statement.
To sign up for the Automatic Investment Plan, complete the appropriate section of the Application Form or complete an Account Service Form. You can modify your Automatic Investment Plan at any time by calling Investor Services.
PROSPECTUS • DAVIS International FUND • 39

Selling Shares
You may sell back all or part of your shares in any Davis Fund in which you invest (also known as redeeming your shares) on any day that the Fund is open at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by internet, by mail or through a dealer. The minimum redemption amount is $50, unless your account is less than $50; in which case you must redeem the entire account.
When you sell shares by mail, indicate the number of shares or the dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners’ signatures medallion guaranteed (see “Medallion Signature Guarantee” below).
When you sell shares through a dealer, you may be charged service fees or commissions by the dealer for these transactions.
Redemption proceeds are usually paid to you by check within seven days after State Street Bank and Trust receives your proper redemption request. You may redeem shares on any day that the Fund is open. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashier’s checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.
Short-Term Trading Fee. The Fund will deduct a short-term trading fee from the redemption amount if you sell or exchange your shares after holding them for less than 30 days. This short-term trading fee will equal 2% of the amount redeemed and shares held longest will be treated as being redeemed first and the shares held shortest will be treated as being redeemed last. For shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the redemption fee. The short-term trading fee is paid to the Fund and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cashflows caused by short-term trading. There are limited exceptions to the short-term trading fee for investors which invest through third-party intermediaries and it is not practical to impose the fee. See the Statement of Additional Information for a description of these exceptions.
What You Need to Know Before You Sell Your Shares
•	You will always receive cash for sales that total less than $250,000 or one percent of a Fund’s net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

•	You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

•	In the past, the Davis Funds issued certificates for its shares. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

•	A sale may produce a gain or loss. Gains may be subject to tax.

•	The Securities and Exchange Commission may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
PROSPECTUS • DAVIS International FUND • 40

Medallion Signature Guarantee
To protect you and the Davis Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A medallion signature guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the medallion signature guarantee program. No other form of signature verification will be accepted.
Stock Power
This is a letter of instruction signed by the owner of Fund shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.
If You Decide to Buy Back Shares You Sold
If you sold Davis Funds Class A or Class B shares on which you have paid a sales charge (other Classes of shares are not entitled to this privilege) and decide to repurchase some or all shares within 60 days of sale, you may notify us in writing of your intent to exercise the Subsequent Repurchase Privilege. This privilege can only be exercised once. With this privilege you may purchase Class A shares at current net asset value without a sales charge. If you redeemed Class B shares and paid a contingent deferred sales charge on redemption, it will not be refunded or returned to your account. You may purchase Class A shares of the same fund/account in an amount up to, but not exceeding, the dollar amount of Class A or Class B shares which you previously redeemed. To exercise this privilege, you must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.
Involuntary Redemption
If your Fund account balance declines to less than $1,000 in any Fund as a result of a redemption, exchange or transfer, we will redeem your remaining shares in the Fund at net asset value. You will be notified before your account is involuntarily redeemed. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being redeemed upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily redeemed unless the account balance is increased to at least $1,000 within 30 days.
Making Systematic Withdrawals
If your fund/account balance is more than $10,000, you can sell a predetermined dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional Fund shares at around the same time that you make a withdrawal, you may have to pay taxes and a sales charge. When you participate in this plan, known as the Systematic Withdrawal Plan, shares are sold so that you will receive payment by one of three methods:
•	You may receive a check at the address of record provided that this address has not changed for a period of at least 30 days.

•	You may also choose to receive funds by ACH by completing an account service form. If you wish to execute a Systematic Withdrawal Plan by ACH after your account has been established, please complete an account service form and have your signature medallion guaranteed.

•	You may have funds sent by check to a third party at an address other than the address of record. In order to do so, you must complete the appropriate section of the Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.
PROSPECTUS • DAVIS International FUND • 41

You may stop systematic withdrawals at any time without charge or penalty by calling Investor Services.
Wiring Sale Proceeds to Your Bank Account
You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service and receiving banks may also charge for this service. Proceeds of redemption by federal funds wire are usually credited to your bank account on the next business day after the sale. Alternatively, redemption through ACH will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a voided check.
Exchanging Shares
You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can only exchange shares from your account within the same class and under the same registration. You can exchange shares by telephone, by internet, by mail or through a dealer. The initial exchange must be for at least $1,000. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern time.
Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.
When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. In the past, the Davis Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see “What You Need to Know Before You Sell Your Shares” in this prospectus for restrictions that might apply to this type of transaction.
When you exchange shares through a dealer, you may be charged a service fee or commission for each transaction.
Before you decide to make an exchange, you must obtain the current prospectus of the desired Davis Fund. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.
PROSPECTUS • DAVIS International FUND • 42

Market Timing
Davis Funds discourage short-term or excessive trading, often referred to as “market timing,” and intend to seek to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interests of a Fund and its long-term shareholders. Market timing strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
Davis Funds’ Board of Directors has adopted policies and procedures with respect to the frequent purchases and redemption of fund shares. Currently, four round-trip purchases, redemptions or exchanges into or between Davis Funds are allowed during any twelve-month period. You may make an unlimited number of exchanges out of Davis Government Money Market Fund. Automatic exchanges are excluded from this provision. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations which are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Davis Funds, but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in the Davis Funds through those financial intermediaries. To the extent reasonably feasible, the Funds’ market timing procedures apply to all shareholder accounts and neither Davis Funds nor Davis Advisors have entered into agreements to exempt any shareholder from application of either the Davis Funds’ or a financial intermediary’s market-timing procedures, as applicable.
Davis Funds and Davis Advisors use several methods to reduce the risk of market timing. These methods include: (i) limiting annual exchange activity per fund account; (ii) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Funds’ market timing policy; and (iii) assessing a redemption fee for short-term trading.
If Davis Funds determine that your purchase or exchange patterns reflect a market timing strategy, Davis Funds reserve the right to take any action permitted under applicable rules and standards, including but not limited to: (i) refusing to accept your orders to purchase Fund shares; and/or (ii) restricting the availability of exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services.
Davis Funds receive purchase, exchange and redemption orders from many financial intermediaries which maintain omnibus accounts with the Funds. Omnibus account arrangements permit financial intermediaries to aggregate their clients’ transaction and ownership positions. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Davis Funds will successfully prevent all instances of market timing.
Making Automatic Exchanges
You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $1,000. You must exchange at least $25 to participate in this program, known as the Automatic Exchange Program. To sign up for this program you may contact Investor Services.
PROSPECTUS • DAVIS International FUND • 43

Telephone Transactions
A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.
When you call Davis Funds you can perform a transaction in one of two ways:
•	Speak directly with an Investor Services Professional during business hours (9 a.m. to 6 p.m. Eastern time).

•	You can use Davis Funds’ automated telephone system, 24 hours a day, seven days a week.
If you wish to sell shares by telephone and receive a check in the mail:
•	The minimum amount that can be issued is $50 and the maximum amount is $100,000.

•	The check can be issued only to the registered account owner(s).

•	The check must be sent to the address on file with the Distributor.

•	Your current address must be on file for at least 30 days.
When you buy, sell or exchange shares by telephone instruction, you agree that the Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder, registered representative or authorized trader, whose name is on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.
Be aware that during unusual market conditions Davis Funds may not be able to accept all requests by telephone.
Internet Transactions
You can use our website — www.davisfunds.com — to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online. You may also request confirmation statements and tax summary information to be mailed to the address on file. Please review our website for more complete information. If you do not wish to have this option activated for your account, please contact Investor Services. Class Y share accounts cannot be accessed through our website.
To access your accounts, you will need the name of the Fund(s) in which you are invested, your account number and your Social Security Number.
You must also establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Davis account online.
When you buy, sell or exchange shares over the Internet, you agree that the Davis Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.
Financial Highlights
These tables are designed to show you the financial performance of Davis Global Fund since December 22, 2004 (commencement of operations), and Davis International Fund since December 29, 2006
PROSPECTUS • DAVIS International FUND • 44

(commencement of operations) ,assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.
This information has been audited by KPMG LLP. KPMG LLP’s report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.
XxFinancial Highlights DGF A, B, C, Y, DIF A, B, C NO Y
OBTAINING ADDITIONAL INFORMATION
Additional information about the Funds’ investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. The Statement of Additional Information provides more detailed information about Davis Funds and their management and operations. The Statement of Additional Information and the Fund’s Annual and Semi-Annual Reports are available, without charge, upon request.
The Davis Funds’ Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.
HOW TO GET MORE INFORMATION
(Including Annual Report, Semi-Annual Report and Statement of Additional Information)
•	By Telephone. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.

•	By Mail. Write to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406.

•	On the Internet. www.davisfunds.com.

•	From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Funds are also available by visiting the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-942-8090.
New Over 40 years of Reliable Investing Tag Line

Investment Company Act File No. 811-1701
Prospectus • Davis New York Venture Fund • 45

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2010
Davis Global Fund
Davis International Fund
Each an Authorized Series of
Davis New York Venture Fund, Inc.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
1-800-279-0279
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, Class B and Class C prospectus and the Class Y prospectus for the Davis Global Fund and Davis International Fund each dated March 1, 2010. This Statement of Additional Information incorporates the prospectus by reference. A copy of the Funds’ prospectus may be obtained without charge by calling Investor Services at 1-800-279-0279.
The Funds’ most recent Annual Report and Semi-Annual Report to Shareholders are separate documents that are available on request and without charge by calling Investor Services. The Annual Report, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated, by reference, in this Statement of Additional Information. The Semi-Annual Report (unaudited) and the accompanying notes are incorporated, by reference, in this Statement of Additional Information.

	Class A	Class B	Class C	Class Y

Davis Global Fund	DGFAX	DGFBX	DGFCX	DGFYX
Davis International Fund	DILAX	DILBX	DILCX	DILYX

Section I: Investment Strategies, Risks and Restrictions
This Statement of Additional Information supplements and should be read in conjunction with, the prospectus of Davis Global Fund and Davis International Fund, (each a “Fund”, jointly the “Funds”). This Statement of Additional Information supplements the information available in the prospectus.
Davis Global Fund First Available to the Public December 29, 2006. During the period from December 22, 2004 (inception) through December 29, 2006 only the directors, officers and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares. During this time period the Fund’s investment strategies and operations were substantially the same as they are expected to be in the future.
Davis International Fund First Available to the Public December 30, 2009. During the period from December 29, 2006 (inception) through December 30, 2009 only the directors, officers and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares. During this time period the Fund’s investment strategies and operations were substantially the same as they are expected to be in the future.
The Adviser and Sub-Adviser. The Fund is managed by Davis Selected Advisers, L.P. (the “Adviser”) and Davis Selected Advisers – NY, Inc. (the “Sub-Adviser”).
Additional Information About The Fund’s
Principal Investment Strategies
The investment objective, principal investment strategies and the main risks of the Funds are described in the Funds’ prospectus. This portion of the statement of additional information provides additional information about the Funds’ principal investment strategies.
Investment Objective. The investment objective of each Funds is long term growth of capital. There is no assurance that the Funds will achieve their investment objectives. An investment in the Funds may not be appropriate for all investors and short-term investing is discouraged. The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The Funds’ prospectus would be amended prior to any change in investment objective and shareholders would be promptly notified of the change.
Equity Securities. Equity securities represent ownership positions in companies. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.
Rights and Warrants. Rights and warrants are forms of equity securities. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Small- and Mid-Capitalization Companies. For its international equity strategy, the Adviser considers companies with market capitalization of under $1 billion to be small-capitalization, companies with greater than $1 billion but less than $5 billion to be mid-capitalization, and companies with market capitalization over $5 billion to be large capitalization. Investing in mid- and small-
Davis Global Fund and Davis International Fund., Statement of Additional Information 3

capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.
Headline Risk. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, investors may question the company’s published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While we research companies subject to such contingencies, we cannot be correct every time, and the company’s stock may never recover, or may become worthless.
Foreign Securities. Equity and fixed income securities are issued by both domestic and foreign companies. Sometimes a company may be classified as either “domestic” or “foreign” depending upon which factors the Adviser considers most important for a given company. Factors which the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company’s securities principally trade in securities markets outside of the United States; (3) the source of the majority of the company’s revenues or profits; and (4) the location of the majority of the company’s assets. The Adviser generally follows the country classification indicated by a third party service provider but may use a different country classification if the Adviser’s analysis of the four factors indicates that a different country classification is more appropriate.
Foreign securities include, but are not limited to, equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities.
ADRs are receipts issued by American bank or trust companies evidencing ownership of underlying securities issued by foreign issuers, and GDRs are bank receipts issued in more than one country evidencing ownership of underlying securities issued by foreign issuers. ADRs and GDRs may be “sponsored” or “unsponsored.” In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders of the ADRs or GDRs.
To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid by the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, its operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their values will be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and securities markets,
Davis Global Fund and Davis International Fund., Statement of Additional Information 4

and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the economy of the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Funds may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.
Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income, and are typically “growth” or “start-up” companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code.
Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes efforts to ensure compliance with federal tax reporting of these investments, however, there can be no guarantee that the Fund’s efforts will always be successful.
Risks of Emerging Markets. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. Securities in emerging market countries may be more difficult to sell at acceptable prices and their prices may be more volatile than those of securities of companies in more developed markets. There may be little liquidity in the securities markets of emerging market countries and settlements of trades in those countries may be subject to delays which means that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging market countries are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions that may be imposed by local governments. Those countries also may be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges, as well as less developed legal and accounting systems.
Other Investment Strategies Which The Fund May Use
The Fund is not limited to just investing in the securities and using the principal investment strategies described in the prospectus. The Fund may invest in other securities and use additional investment strategies if, in the Adviser’s professional judgment, the securities or investment strategies are appropriate. Factors which the Adviser considers include whether purchasing such securities or using such strategies; (i) would be consistent with shareholders’ reasonable expectations; (ii) may assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund’s investment strategy; (iv) would not cause the Fund to violate any of its investment restrictions; and (v) would not materially change the Fund’s risk profile as described in the Fund’s prospectus and Statement of Additional Information, as amended from time to time. The Fund will not invest more than 20% of its assets in an investment strategy which is not a principal investment strategy.
The composition of the Fund’s portfolio and the strategies that the Adviser may use may vary depending on market conditions and available investment opportunities. The Fund is not required to use any of the investment strategies described below in pursuing its investment objective. The Fund may use some of the investment
Davis Global Fund and Davis International Fund., Statement of Additional Information 5

strategies rarely or not at all. Whether the Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.
Volatile Markets. In 2008 and 2009 the equity and debt capital markets in the United States and internationally experienced unprecedented volatility. This financial crisis caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration these events.
Initial Public Offerings (“IPOs”). An IPO is the initial public offering of securities of a particular company. IPOs in which the Funds invest can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. Many are companies that have only been in operation for short periods of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.
Restricted and Illiquid Securities. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund’s policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund’s net assets would then be illiquid.
The restricted securities that the Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund’s Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund’s policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a “when-issued” basis and can purchase or sell securities on a “delayed-delivery” basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.
When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.
The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its
Davis Global Fund and Davis International Fund., Statement of Additional Information 6

failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed- delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.
At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.
When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.
Segregated Accounts. A number of the Fund’s investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a “senior security” as that term is defined in the 1940 Act, the Fund will either: (i) own an off-setting position in securities, options or futures positions; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund’s books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with qualifying securities and the value of the account is maintained.
A segregated account is not required when the Fund holds securities, options, or futures positions whose value is expected to offset its obligations that would otherwise require a segregated account. The Fund may also use other SEC approved methods to reduce or eliminate the leveraged aspects of senior securities.
Financial Services Sector. The Funds may, from time to time, invest a significant portion of their assets in the financial services sector, if the Adviser believes that such investments are (a) consistent with the Fund’s investment strategy; (b) may contribute to the Fund achieving its investment objectives, and (c) will not cause the Fund to violate any of its investment restrictions.
A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments for example: banking, insurance and securities brokerage houses. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.
Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.
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Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy, or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
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Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are all subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Other Considerations. Regulations of the Securities and Exchange Commission (“SEC”) impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, each Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business); and (2) investments in insurance companies. Each Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.
Real Estate Securities, Including REITs. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Funds do not invest directly in real estate. Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns.
Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include: declines in the value of real estate risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income; changes in neighborhood values, the appeal of properties to tenants, increases in interest rates, and access to the credit markets.
Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such
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trusts also are subject to: heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 (“1940 Act”). Changes in interest rates also may affect the value of the debt securities in the Fund’s portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.
Convertible Securities. Convertible securities are a form of equity security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.
Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled “Bonds and Other Debt Securities” and “High-Yield, High-Risk Debt Securities.”
Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.
Fixed-income securities generally are considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Bonds and Other Debt Securities. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that such investments are consistent with the Fund’s investment strategies, may contribute to the achievement of the Fund’s investment objective and will not violate any of the Fund’s investment restrictions. The U.S. Government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but
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are purchased at discounts from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.
Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled “High-Yield, High-Risk Debt Securities.”
Bonds and other debt securities generally are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
U.S. Government Securities. U.S. Government securities are debt securities that are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. There are two basic types of U.S. Government securities: (1) direct obligations of the U.S. Treasury; and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government, which include the Federal Farm Credit System (“FFCS”), Student Loan Marketing Association (“SLMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Home Loan Banks (“FHLB”), Federal National Mortgage Association (“FNMA”) and Government National Mortgage Association (“GNMA”). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.
U.S. Government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are characterized as “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of such certificates.
As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entitles, the U.S. Department of the Treasury, through a securities lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.
Pools of mortgages also are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As
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prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.
A collateralized mortgage obligation (“CMO”) is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or corporate debt obligations. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.
Investments in mortgage-related U.S. Government securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund’s ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to “maturity extension risk,” which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.
If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayment on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is grated in the case of more highly subordinate securities.
The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund’s portfolio. Generally, when the level of interest rates rise, the value of the Fund’s investment in U.S. Government securities is likely to decline and, when the level of interest rates decline, the value of the Fund’s investment in U.S. Government securities is likely to rise.
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The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund’s current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund’s potential income and capital gain will be reduced or its potential loss will be increased.
High-Yield, High-Risk Debt Securities. The real estate securities, convertible securities, bonds and other debt securities in which the Funds may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service (“Moody’s”) or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody’s are referred to in the financial community as “junk bonds” and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody’s as one of several factors in its independent credit analysis of issuers. A description of each bond quality category is set forth in Appendix A titled “Quality Ratings of Debt Securities.” The ratings of Moody’s and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that any rating will not change. The Fund may retain a security whose rating has changed or has become unrated.
While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.
The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities. If the negative factors such as these adversely impact the market
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value of high-yield, high-risk securities and the Fund holds such securities, the Fund’s net asset value will be adversely affected.
The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.
Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.
Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.
Cash Management. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in registered investment companies which are regulated as money market funds or companies exempted from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act that themselves primarily invest in temporary defensive investments, including U.S. Government securities and commercial paper. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules thereunder.
Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of
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a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.
The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.
Borrowing. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund’s assets and potentially exposing the Fund to leveraged losses.
Lending Portfolio Securities. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.
Lending activities are strictly limited as described in the section titled “Investment Restrictions.” Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.
When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder’s, custodian and administrative fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.
Short Sales. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice, if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with
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purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an off-setting “long position” (an economically equivalent security which is owned) or establish a “Segregated Account” as described in this Statement of Additional Information.
The Fund also may make short sales “against-the-box,” in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which results in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.
The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
Davis Global Fund and Davis International Fund., Statement of Additional Information 16

Derivatives. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. The Adviser and the Fund have claimed exclusions from the definition of the term “commodity pool operator” under the Commodities Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodities Exchange Act. Some derivative investments the Fund can use are the instruments described below.
Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:
•	sell futures contracts;

•	buy puts on such futures or on securities; or

•	write covered calls on securities or futures.
The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
•	buy futures;

•	buy calls on such futures or on securities; or

•	sell puts on such futures or on securities.
The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.
Futures. The Fund can buy and sell futures contracts that relate to: (1) broad-based stock indices (“stock index futures”); (2) debt securities (these are referred to as “interest rate futures”); (3) other broad-based securities indices (these are referred to as “financial futures”); (4) foreign currencies (these are referred to as “forward contracts”); or (5) commodities (these are referred to as “commodity futures”).
A broad-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an off-setting contract.
An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an off-setting contract to close out the position.
Davis Global Fund and Davis International Fund., Statement of Additional Information 17

On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.
At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.
Put and Call Options. The Fund can buy and sell (and sell short) certain kinds of put options (“puts”) and call options (“calls”). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.
Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund’s books to enable the Fund to satisfy its obligations if the call is exercised.
When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. If the Fund owns the underlying security, the Fund continues to bear the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. If the underlying security should rise in value above the call price, the Fund may either have to deliver the underlying security to the owner of the call without profiting from the rise in value, or pay the owner of the call the difference between the call price and the current value of the underlying security.
When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.
The Fund’s custodian bank or a securities depository acting for the custodian bank, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.
When the Fund writes an over-the-counter (“OTC”) option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if
Davis Global Fund and Davis International Fund., Statement of Additional Information 18

the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.
The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund’s books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund’s hedging policies.
Writing Put Options. The Fund can write/sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.
If the Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. The price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.
When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.
As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.
The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being exercised. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.
Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When the Fund buys
Davis Global Fund and Davis International Fund., Statement of Additional Information 19

a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to purchase the underlying investment.
The Fund can buy puts regardless of whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.
When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.
Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to “lock in” the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use “cross-hedging” where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.
Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.
The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.
When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.
Davis Global Fund and Davis International Fund., Statement of Additional Information 20

The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a “cross hedge.”
The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund’s commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies if the excess amount is “covered” by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contract price.
The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.
The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.
At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an off-setting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates
Davis Global Fund and Davis International Fund., Statement of Additional Information 21

between the currencies involved moved between the execution dates of the first and off-setting contracts.
The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.
Davis Global Fund and Davis International Fund., Statement of Additional Information 22

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.
Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.
Debt Exchangeable for Common Stock of an Issuer or “Equity-Linked Debt Securities” of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the Adviser expected.
Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed.
Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.
The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as “aggregation.”
Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the
Davis Global Fund and Davis International Fund., Statement of Additional Information 23

expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser’s ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.
A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities (“position hedge”). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount (“cross hedge”). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.
Davis Global Fund and Davis International Fund., Statement of Additional Information 24

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies (“currency futures contracts”) and may purchase and write put and call options to buy or sell currency futures contracts. A “sale” of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A “purchase” of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.
The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.
The Fund’s ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that: (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund’s ability to engage in currency hedging transactions may be limited by tax considerations.
Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return or may compound its losses. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.
The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.
The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.
If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.
Davis Global Fund and Davis International Fund., Statement of Additional Information 25

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience a loss if it could not close out a position because of an illiquid market for the future or option.
There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.
The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad-based indices or on securities. It is possible that when the Fund does so, the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.
Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the “CFTC”). In particular, the Fund is exempted from registration with the CFTC as a “commodity pool operator” if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund’s assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund’s net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.
Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written
Davis Global Fund and Davis International Fund., Statement of Additional Information 26

or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.
Davis Global Fund and Davis International Fund., Statement of Additional Information 27

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as “Section 1256 contracts” under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market,” and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.
Certain forward contracts the Fund enters into may result in “straddles” for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle or the off-setting position is disposed of.
Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.
Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund’s investment income available for distribution to its shareholders.
Portfolio Transactions
The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Funds’ Board of Directors. Following is a summary of the Adviser’s trading policies which are described in Part II of its Form ADV. The Adviser is a discretionary investment adviser. Accordingly, the Adviser determines the securities and quantities to be bought and sold for each client’s account.
Best Execution. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. The Adviser may place orders for portfolio transactions with broker-dealers who have sold shares of funds which the Adviser serves as adviser or sub-adviser. However, when the Adviser places orders for portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds which the Adviser serves as adviser or sub-adviser. The applicability of specific criteria will vary depending on the nature of the
Davis Global Fund and Davis International Fund., Statement of Additional Information 28

transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.
Davis Global Fund and Davis International Fund., Statement of Additional Information 29

Cross Trades. When the Adviser deems it to be advantageous, the Fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when the Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to the Fund and the other client, and the Adviser has adopted written procedures to ensure fairness to both parties.
Investment Allocations. The Adviser considers many factors when allocating securities among its clients, including the Fund, including but not limited to the client’s investment style, applicable restrictions, availability of securities, available cash and existing holdings. The Adviser employs several investment professionals, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the investment professional performing the research may receive priority allocations of limited investment opportunities that are in short supply, including IPOs.
Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client’s investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example, (i) large cap value clients are unlikely to participate in initial public offerings of small-capitalization companies, (ii) the Adviser may allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies, (iii) minimum block sizes may be optimal for liquidity which may limit the participation of smaller accounts; (iv) it is sometimes impractical for some custodians to deal with securities which are difficult to settle; and (v) private accounts and managed money/wrap accounts generally do not participate in purchases of foreign securities.
The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.
The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example: (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds, Selected Funds, and Clipper Fund), but do not invest their own capital in every client’s account. The majority of the Adviser’s clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) the clients’ own different investment restrictions. The Adviser’s trading policies are designed to minimize possible conflicts of interest in trading for its clients.
Limitations on Aggregate Investments in a Single Company. Pursuant to certain provisions in federal and state laws, as well as in company documents (sometimes referred to as “poison pills”) the percentage of a company’s outstanding shares which may be purchased or owned by the Adviser’s clients may be limited. This is especially true in heavily regulated industries such as insurance, banking, and real estate investment trusts. Unless it can obtain an exception, the Adviser will not make additional purchases of these securities for its clients if, as a result of such purchase, shares in excess of
Davis Global Fund and Davis International Fund., Statement of Additional Information 30

the applicable investment limitation (for example, 9.9% of outstanding voting shares) would be held by its clients in the aggregate.
Davis Global Fund and Davis International Fund., Statement of Additional Information 31

Order Priority. The Adviser’s trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed money/wrap account orders. The Adviser’s trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed money/wrap account program sponsors typically execute orders for managed money/wrap accounts.
The Adviser’s trading desk attempts to coordinate the timing of orders with a trade rotation to prevent the Adviser from “bidding against itself” on orders. Generally, a block trade representing a portion of the total trade is placed first for institutional and private accounts. Once this trade is completed, the Adviser places orders for wrap accounts, one sponsor at a time. The trading concludes with another block transaction for institutional and private accounts. The trading desk follows procedures intended to provide reasonable assurance that no clients are disadvantaged by this trade rotation, and the compliance department monitors execution quality. However, there can be no assurance that best execution will in fact be achieved in any given transaction
Pattern Accounts. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser’s large cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading (other than trading reflecting cash flows due to client deposits or withdrawals) aggregated with that of Davis New York Venture Fund. In unusual circumstances, the Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.
Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible investment professional) requests such delay due to market conditions in the security to be purchased or sold; and (iii) the execution of orders which are to be bunched or aggregated.
Aggregated Trades. Generally, the Adviser’s equity investment professionals communicate investment decisions to a centralized equity trading desk, while fixed income investment professionals normally place their transactions themselves. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser’s clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser’s other client trades.
In general, all of the Adviser’s clients (excluding clients who are directing brokerage and managed account/wrap programs) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order or series of orders. When an aggregated order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.
In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.
Davis Global Fund and Davis International Fund., Statement of Additional Information 32

In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser’s reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor’s participating clients on a random basis that is anticipated to be equitable over time.
Trading Error Correction. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seeks to place a client’s account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client’s account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.
Research Paid For With Commissions (“Soft Dollars”). The Adviser does not use client commissions, or “soft dollars,” to pay for: (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; and (iii) third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.
The Adviser’s investment professionals may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides: (i) important information concerning a company; (ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services.
The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.
Exceptions. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.
Portfolio Turnover. Because the Funds’ portfolios are managed using the Davis Investment Discipline, portfolio turnover is expected to be low. The Funds anticipate that during normal market conditions, their annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times, it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.
When the Adviser deems it to be appropriate, a Fund may engage in active and frequent trading to achieve its investment objectives. Active trading may include participation in IPOs. Active trading
Davis Global Fund and Davis International Fund., Statement of Additional Information 33

may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs which could detract from a Fund’s performance.
Portfolio Commissions[XXupdate table]
The Funds paid the following brokerage commissions:

	Fiscal year ended October 31,
	2009	2008	2007
Davis Global Fund
Brokerage commissions paid:	$ xx	$83,914	$60,954-
Amount paid to brokers providing research:	None	None	None
Amount paid to brokers providing services to Funds:	xx %	2%	1%

Davis International Fund
Brokerage commissions paid:	$—	$—	$—
Amount paid to brokers providing research:	—%	—%	—%
Amount paid to brokers providing services to Funds:	—%	—%	—%
Investments in Certain Broker-Dealers. [XXX update paragraph]As of October 31, 2009, the Funds owned the following securities (excluding repurchase agreements) issued by any of its regular brokers and dealers. The Funds’ regular brokers and dealers are the ten brokers or dealers receiving the greatest amount of commissions from the Funds’ portfolio transactions during the most recent fiscal year, the ten brokers or dealers engaging in the largest amount of principal transactions during the most recent fiscal year, and the ten brokers or dealers that sold the largest amount of fund shares during the most recent fiscal year. The most recent fiscal year ended October 31, 2009:
Xxupdate table

	Broker-Dealer	$Value
Davis Global Fund
Davis International Fund
Investment Restrictions
The Funds follow investment strategies developed in accordance with the investment objective, policies and restrictions described in their prospectus and this Statement of Additional Information.
The Funds have adopted the fundamental investment policies set forth below, which may not be changed without shareholder approval. Where necessary, an explanation following a fundamental policy describes the Funds’ practices with respect to that policy, as permitted by governing rules, regulations, and interpretations. If the governing rules, regulations, and/or interpretations change, the Funds’ investment practices may change without a shareholder vote.
Davis Global Fund and Davis International Fund., Statement of Additional Information 34

The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (A) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company.
Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.
(1)	Diversification. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.
Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
(2)	Concentration. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.
Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund generally uses Global Industry Classification Standard (“GICS”) as developed by Morgan Stanley Capital International and Standard & Poor’s Corporation to determine industry classification. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). For purposes of measuring concentration, the Fund generally classifies companies at the “industry group” or “industry” level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. The Adviser will only measure concentration at the sub-industry level when it believes that the various sub-industries in question can reasonably be expected to be impacted differently to a material extent by future economic events. For example, in the “Insurance” industry, the Adviser believes that the sub-industries (insurance brokers, life & health insurance, multi-line insurance, property & casualty insurance, and reinsurance) can reasonably be expected to be impacted differently to a material extent by future economic events such as natural disasters, global politics, inflation, unemployment, technology, etc. In addition, the Adviser may reclassify a company in to an entirely different sector if it believes that the GICS classification on a specific company does not accurately describe the company.
Davis Global Fund and Davis International Fund., Statement of Additional Information 35

(3)	Issuing Senior Securities. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. See the non-fundamental restriction further limiting short selling below. The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.
(4)	Borrowing. The Fund may not borrow money, except to the extent permitted by applicable law including the 1940 Act and published SEC staff positions.
Further Explanation of Borrowing Policy. The Fund may borrow from banks provided that, immediately thereafter the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.
(5)	Underwriting. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.
(6)	Investments in Commodities and Real Estate. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.
(7)	Making Loans. The Fund may not make loans to other persons, except as allowed by applicable law including the 1940 Act and published SEC staff positions.
Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund’s custodian, and similar actions are not deemed to be the making of a loan.
To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.
Davis Global Fund and Davis International Fund., Statement of Additional Information 36

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. Government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.
Non-Fundamental Investment Policies
The Funds have adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Fund’s Board of Directors without the approval of the Funds’ shareholders.
1.	Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities. If illiquid securities exceeded 15% of the value of the Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion.

2.	High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower (sometime referred to as “Junk Bonds”) if the securities are in default at the time of purchase or if such purchase would then cause more than 20% of the Fund’s net assets to be invested in such lower-rated securities.

3.	Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund’s total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund’s total assets. For additional information concerning option strategies and their risks, see the section entitled “Derivatives.”

4.	Future Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund’s total assets. For additional information concerning futures contracts and their risks, see the section entitled “Derivatives.”

5.	Borrowing. The Fund will not borrow in excess of 33 1/3% of net assets. The Board of Directors will be notified in the event borrowings exceed 10% of the Fund’s total assets. If borrowing exceeded 33 1/3% of net assets, the Adviser would attempt to reduce the Fund’s borrowing in an orderly fashion.

6.	Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

7.	Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

8.	Securities Lending. The Fund will not lend additional securities if the market value of all securities currently on loan exceeds 10% of the Fund’s total net assets.
Section II: Key Persons
This Statement of Additional Information should be read in conjunction with the prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Davis Global Fund and Davis International Fund., Statement of Additional Information 37

Organization Of The Funds
Davis New York Venture Fund, Inc. Davis New York Venture Fund, Inc., is an open-end, management investment company incorporated in Maryland in 1968 and registered under the 1940 Act. Davis New York Venture Fund, Inc., is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis New York Venture Fund, Inc., currently offers four series: Davis New York Venture Fund, Davis Global Fund, and Davis International Fund which are classified under the 1940 Act as diversified companies, and Davis Research Fund which is classified under the 1940 Act as non-diversified company. Currently, only the directors, officers and employees of the Davis Funds or their investment adviser and sub-adviser (and affiliated companies) are eligible to purchase shares of Davis Research Fund. Davis New York Venture Fund, Davis Global Fund, and Davis International Fund are available for public investment and their shares are offered through separate prospectus and a Statement of Additional Information that may be obtained by calling Davis Funds Investor Services at 1-800-279-0279. The Board of Directors may increase the number of Davis Funds in the future and may, at any time, discontinue offering shares of any Fund to the public
Fund Shares. The Funds may issue shares in different classes. Davis Global Fund’s and Davis International Fund’s shares currently are divided into four classes of shares: A, B, C and Y. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. Each of the Funds’ shares represents an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends are likely to be lower for Class B and C shares than for Class A shares and are likely to be higher for Class Y shares than for any other class of shares.
For some issues, such as the election of directors, all of Davis New York Venture Fund, Inc.’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.
Davis Global Fund and Davis International Fund., Statement of Additional Information 38

In accordance with Maryland law and Davis New York Venture Fund, Inc.’s bylaws, the Funds do not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meetings to the extent required by Maryland statutes or SEC rules and regulations then in effect.
Directors And Officers
Each of the Independent Directors and officers holds identical offices with each of the Davis Funds (three registrants, a total of 13 separate series): Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. The three registrants do not have the same inside directors. As indicated below, certain directors and officers also may hold similar positions with Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the “Selected Funds”), and Clipper Fund, Inc., mutual funds that are managed by the Adviser.
The Board of Directors supervises the business and management of the Davis Funds. The Board approves all significant agreements between the Davis Funds and those companies that furnish services to the Davis Funds. Information about the Directors, including their business addresses, ages, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table below.
Directors
For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is: 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).
Davis Global Fund and Davis International Fund., Statement of Additional Information 39

				No. of
				portfolios in
		Term of		Fund
	Position(s)	office and		complex
Name	held with	length of	Principal occupation(s)	overseen
(birth date)	Funds	time served	during past five years	by director
Independent Directors:

Marc P. Blum (09/09/42)	Director	Since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13

Other directorships for public companies currently serving: Director, Legg Mason Investment Counsel & Trust Company, N.A. (asset management company); Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (from 2006 to present); co-founder of CenterPoint Properties Trust (REIT) and was co-chairman and CEO for 22 years (until 2006).	13

Other directorships for public companies currently serving: Director, DCT Industrial Trust (a REIT).

Thomas S. Gayner (12/16/61)	Director	Since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (an insurance company).	13

Other directorships for public companies currently serving: Director, First Market Bank; Director, Washington Post Company (a publishing company); Director, Colfax Corporation (engineering and manufacture of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13

Other directorships for public companies currently serving: None

				No. of
				portfolios in
		Term of		Fund
	Position(s)	office and		complex
Name	held with	length of	Principal occupation(s)	overseen
(birth date)	Funds	time served	during past five years	by director
Samuel H. Iapalucci (07/19/52)	Director	Since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-Hill, Ltd., (engineering).	13

Other directorships for public companies currently serving: None

Robert P. Morgenthau (03/22/57)	Director	Since 2002	Chairman, NorthRoad Capital Management LLC (an investment management firm) since June 2002.	13

Other directorships for public companies currently serving: None

Christian R. Sonne (05/06/36)	Director	Since 1990	General Partner of Tuxedo Park Associates (land holding and development firm).	13

Other directorships for public companies currently serving: None

Marsha Williams (03/28/51)	Director	Since 1999	Senior Vice President and Chief Financial Officer of Orbitz Worldwide, Inc. (travel service provider) from 2007 to present; former Executive Vice President and Chief Financial Officer of Equity Office Properties Trust (a real estate investment trust) from 2002 through 2007.	13

Other directorships for public companies currently serving: Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).
Davis Global Fund and Davis International Fund., Statement of Additional Information 41

				No. of
				portfolios in
		Term of		Fund
	Position(s)	office and		complex
Name	held with	length of	Principal occupation(s)	overseen
(birth date)	Funds	time served	during past five years	by director
Inside Directors*:

Jeremy H. Biggs (08/16/35) Mr. Biggs is scheduled to retire as a Director on December 31, 2009.	Director/Chairman Mr. Gayner is scheduled to become Chairman on January 1, 2010.	Since 1994	Vice Chairman, Member of the Audit Committee and Member of the International Investment Committee, former Chief Investment Officer (1980 through 2005) all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	13

Other directorships for public companies currently serving: None

Christopher C. Davis (07/13/65)	Director	Davis Funds director since 1997; Davis Funds officer since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman of Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	10

Other directorships for public companies currently serving: Director of Davis Variable Account Fund, Inc. (consisting of three portfolios); Director of the Selected Funds (consisting of 3 portfolios) since 1998. Director, Washington Post Company (a publishing company).

*	Jeremy H. Biggs and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
Davis Global Fund and Davis International Fund., Statement of Additional Information 42

Independent Directors’ Compensation
During the fiscal year ended October 31, 2009, the compensation paid to the Directors who are not considered to be interested persons of the Fund is listed in the table below. Inside Directors are not compensated by the Fund.

	Davis
	International	Aggregate Fund	Total Complex
Name	Fund	Compensation [1]	Compensation[2]

Independent Directors
Marc Blum	$26	$69,500	$118,750
John Gates, Jr.	$26	$69,500	$118,750
Thomas Gayner	$26	$69,500	$118,750
G. Bernard Hamilton	$26	$69,500	$118,750
Samuel Iapalucci	$26	$69,500	$118,750
Robert Morgenthau	$26	$69,500	$118,750
Christian Sonne	$26	$69,500	$118,750
Marsha Williams	$27	$71,590	$192,641

	Davis
	International	Aggregate Fund	Total Complex
Name	Fund	Compensation [1]	Compensation[2]

Directors Emeritus
Jerry Geist [3]	$26	$69,500	$118,750
D. James Guzy [3]	$13	$34,750	$59,375
Theodore Smith, Jr.[3]	$10	$27,350	$46,875

1.	“Aggregate Fund compensation” is the aggregate compensation paid for service as a director by all series of Davis New York Venture Fund, Inc., Davis New York Venture Fund, Davis Research Fund, Davis Global Fund and Davis International Fund.

2.	“Total complex compensation” is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

3.	Mr. Guzy and Mr. Smith retired in December 2006, Mr. Geist retired in December 2008. Mr. Geist now serves as Director Emeritus.
Officers
All Davis Funds officers (including some Inside Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (Adviser), Davis Selected Advisers – NY, Inc. (sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), and other affiliated companies. The Davis Funds do not pay salaries to any of their officers. Each of the Davis Funds’ officers serves for one year and until his or her successor is chosen and qualified.
Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.
Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). President or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of three portfolios); President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser; Director of Davis Series, Inc. (consisting of six portfolios) and Selected Funds (consisting of three portfolios).
Davis Global Fund and Davis International Fund., Statement of Additional Information 43

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Davis Global Fund and Davis International Fund., Statement of Additional Information 44

Douglas A. Haines (born 03/4/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.
Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Thomas D. Tays (born 03/7/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (a law firm); counsel to the Independent Directors and the Davis Funds.
Standing Committees Of The Board Of Directors
Audit Committee. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Marsha Williams, Chair; Samuel Iapalucci; Robert Morgenthau; and Christian Sonne). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the fiscal year ended October 31, 2009.
The Board of Directors has determined that Marsha Williams is the Davis Funds’ independent audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the 1940 Act. In their deliberations the Board of Directors considered Ms. Williams’: (i) professional experience; (ii) independence as defined in Item 3 of Form N-CSR; and (iii) integrity and absence of disciplinary history.
Nominating Committee. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Thomas Gayner, Chair; Marc Blum; G. Bernard Hamilton; and Christian Sonne), which meets as often as deemed appropriate by the Nominating Committee. The Funds do not elect Directors annually. Each Director serves until his or her retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74). After formal retirement Directors may serve an additional two years in emeritus status, attend board functions and receive up to one-half the current compensation of Directors. The Nominating Committee met once during the fiscal year ended October 31, 2009. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The chairperson of the Nominating Committee also serves as the Lead Independent Director (The Lead Independent Director: (a) presides over board meetings in the absence of the Chairman of the Board; (b) presides over executive sessions of the Independent Directors of the Funds, in addition to presiding over meetings of the committee; (c) participates with the officers, Chairman of the Board and counsel in the preparation of agendas and materials for Board meetings; (d) facilitates communication between the Independent Directors and management, and among the Independent Directors; and (e) has such other responsibilities as the Board or Independent Directors shall determine.) The Nominating Committee has a charter. When the Board of Directors is seeking a candidate to become a Director, qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating Committee seeks in a candidate depends upon the Board of Directors’ needs at the time a vacancy occurs. When the Board of

Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.
Brokerage Committee. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (G. Bernard Hamilton, Chair; Thomas Gayner, and John Gates), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met once during the fiscal year ended October 31, 2009. The Brokerage Committee reviews and makes recommendations concerning Davis Funds portfolio brokerage and trading practices.
Pricing Committee. The Davis Funds have a Pricing Committee (Marc Blum, Chair, Independent Director, Kenneth Eich; an officer of the Fund, and Douglas Haines, an officer of the Fund) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 50 times during the fiscal year ended October 31, 2009. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund’s portfolio securities.
Davis Global Fund and Davis International Fund., Statement of Additional Information 46

Directors’ Fund Holdings
As of December 31, 2009, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:
[XXupdate table]

Total Invested In
	Davis Global Fund	Davis International Fund	All Funds(2)
Independent Directors:
Marc Blum	$10,001-50,000	over $100,000	over $100,000
John Gates	none	none	over $100,000
Thomas Gayner	none	none	over $100,000
G. Bernard Hamilton	none	$1-10,000	over $100,000
Samuel Iapalucci	none	none	over $100,000
Robert Morgenthau	over $100,000	none	over $100,000
Christian Sonne	none	$1-10,000	over $100,000
Marsha Williams	none	$1-10,000	over $100,000

Inside Directors (1):
Jeremy Biggs	none	$10,001-50,000	over $100,000
Christopher Davis	none	$10,001-50,000	over $100,000

(1)	Christopher Davis is employed by and owns shares in the Adviser. Jeremy Biggs owns shares of the Adviser. Both are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

(2)	Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. This includes the Davis Funds for all directors, also the Selected Funds and Clipper Fund for Christopher Davis.
Independent Directors’ Affiliations And Transactions
None of the Independent Directors (or their immediate family members) owns any securities issued by the Davis Funds’ investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the “Adviser and its affiliates”). Jeremy Biggs and Christopher Davis own partnership units (directly, indirectly, or both) in the Adviser and are considered Inside Directors.
None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where any Director of the Fund (or any of the Directors’ immediate family members) served as an officer.
Davis Global Fund and Davis International Fund., Statement of Additional Information 47

Certain Shareholders Of The Funds
As of February 1, 2010, officers and directors as a group owned the following percentages of each class of shares issued by the Funds(1):

	Class A	Class B	Class C	Class Y
Davis Global Fund	XX%	*	*	*
Davis International Fund	XX%	*	*	*

(1)	This percentage does not include investments controlled indirectly, including holdings by Davis Selected Advisers, L.P.

*	Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated class of shares.
The following table sets forth as of February 1, 2010, the name and holdings of each person known by Davis New York Venture Fund, Inc., to be a record owner of more than 5% of the outstanding shares of any class of any of the Funds. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 25% of the Funds’ total outstanding shares. Shareholders owning a significant percentage of the Funds’ shares do not effect the voting rights of other shareholders.
[XXX update XXX]

	Name and Address of Shareholder(s)	Percent of Class
Class Of Shares	Owning More than 5% of Either Fund	Outstanding
Class A Shares	Davis Global Fund

Class A Shares	Davis International Fund
Davis Global Fund and Davis International Fund., Statement of Additional Information 48

	Name and Address of Shareholder(s)	Percent of Class
Class Of Shares	Owning More than 5% of Either Fund	Outstanding
Class B Shares	Davis Global Fund

Class B Shares	Davis International Fund

Class C Shares	Davis Global Fund
Davis Global Fund and Davis International Fund., Statement of Additional Information 49

	Name and Address of Shareholder(s)	Percent of Class
Class Of Shares	Owning More than 5% of Either Fund	Outstanding
Class C Shares	Davis International Fund

Class Y Shares	Davis Global Fund

Class Y Shares	Davis International Fund
Davis Global Fund and Davis International Fund., Statement of Additional Information 50

Investment Advisory Services
Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. Davis Selected Advisers, L.P. (the “Adviser”), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc. (collectively the “Davis Funds”), Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the “Selected Funds”), and Clipper Fund, Inc. The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher Davis is the Adviser’s sole general partner. Christopher Davis is Chairman of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC (the “Distributor”), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, Clipper Fund and offshore funds. Davis Selected Advisers — NY, Inc. (“Sub-Adviser”), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.
Advisory Agreement with Davis Selected Advisers, L.P. and Sub-Advisory Agreement with Davis Selected Advisers-NY, Inc. Pursuant to an advisory agreement, Davis Global Fund and Davis International Fund pay the Adviser a fee at an annual rate of 0.55% on their total net assets. These fees may be higher than those of some other mutual funds but are not necessarily higher than those paid by funds with similar objectives. Advisory fees are allocated among each Class of shares in proportion to each Class’ relative total net assets. The aggregate advisory fees paid by the Fund to the Adviser for the periods indicated were::
The Funds paid the following aggregate advisory fees to the Adviser:

	Fiscal year ended October 31,
	2009	2008	2007
Davis Global Fund	$XXX	$679,113	$262,241
Davis International Fund	$XXX	$126,093	$91,621
In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days’ written notice by the Board of Directors, the vote of the holders of a majority of the Funds’ outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds’ Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under “Portfolio Transactions.”
The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers — NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser’s direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.
The Adviser is contractually committed to waive fees and/or reimburse the Funds’ expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%) until March 1, 2011; after that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to March 1, 2011 without the consent of the board of directors.
Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds’ Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical
Davis Global Fund and Davis International Fund., Statement of Additional Information 51

personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and investor services, and qualification of its shares under federal and state securities laws. The Funds reimburse the Adviser for providing certain services, including accounting and administrative services, and investor services. Such reimbursements are detailed below:

	Fiscal year ended October 31,
	2009	2008	2007
Davis Global Fund
Accounting and Administrative Services	$XXX	$4,500	$6,000
Shareholder Services	$XXX	$8,820	$1,961

Davis International Fund
Accounting and Administrative Services	$XXX	$4,002	$4,500
Shareholder Services	$XXX	$77	$26
Approval of the Advisory and Sub-Advisory Agreements. The Board of Directors is scheduled to meet four times a year. The Directors believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors. A discussion of the Directors’ considerations in the annual approval of Advisory and Sub-Advisory Agreements is included in the Funds’ semi- annual report.
Unique Nature of Each Fund. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.
Code of Ethics. The Adviser, Sub-Adviser, Distributor and the Davis Funds have adopted a Code of Ethics, meeting the requirements of Rule 17j-1 that regulate the personal securities transactions of the Adviser’s investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities that may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the SEC.
Continuing Regulation. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or the Financial Industry Regulatory Authority (“FINRA”) regarding industry practices.
Litigation. In August 2008, a class action lawsuit was filed in the United States District Court for the District of Arizona on behalf of investors in Davis New York Venture Fund (“DNYVF”) against Davis Selected Advisers L.P. (DNYVF’s adviser) and Davis Distributors, LLC (DNYVF’s principal distributor). The plaintiffs claim that the defendants (“Davis Entities”) charged DNYVF excessive and disproportionate fees to manage DNYVF and distribute DNYVF’s shares. The lawsuit seeks monetary damages and other relief. Davis Entities believes the action is without merit and intends to vigorously defend the proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on Davis Entities, the assets, or the Funds.
Proxy Voting Policies and Record. The Board of Directors has directed the Adviser to vote the Funds’ portfolio securities in conformance with the Adviser’s Proxy Voting Procedures and Policies. These procedures are summarized in Appendix C. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website, www.davisfunds.com, without charge by calling Davis Funds’ Investor Services, and also via the Commission’s website at http://www.sec.gov.
Davis Global Fund and Davis International Fund., Statement of Additional Information 52

Investment Professionals
Davis Global Fund and Davis International Fund are Team Managed. Davis Advisors uses a system of multiple research analysts to manage the funds. Under this approach, the portfolio of the Fund is divided into segments managed by individual research analysts. The Research Adviser and the four research analysts managing the largest portion of the Fund’s assets as of the latest calendar quarter-end prior to the date of this statement of additional information are listed below. Research analysts decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund’s investment objectives, strategies, and restrictions.
[xxx update tables]
Davis Global Fund
Other Accounts Managed as of October 31, 2009

	Number	Assets(1) in	Number	Assets[1] in	Number of	Assets(1) in
Investment Professional	of RICs(2)	RICs[2]	of OPIV[3]	OPIV[3]	OA(4)	OA(4)
C. Davis	28	$ 55 Billion	14	$1.2 Billion	121	$ 8.3 Billion
S. Chen	3	$132 Million	2	$26 Million	26	$154 Million
A. Davis	5	$909 Million	3	1.7 Billion	8	$ 57 Million
D. Goei	3	$215 Million	2	$19 Million	27	$279 Million
T. Pouschine	3	$111 Million	2	$19 Million	26	$130 Million
C. Spears	4	$488 Million	3	$1.7 Billion	8	$ 57 Million

(1)	“Assets” means total assets managed by the Investment Professional. Some or all of these assets may be co-managed with another Investment Professional who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors’ Investment Professionals may exceed the total assets managed by Davis Advisors.

(2)	“RIC” means Registered Investment Company.

(3)	“OPIV” means Other Pooled Investment Vehicles.

(4)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
Xxupdate table
Davis International Fund
Other Accounts Managed as of October 31, 2009

	Number	Assets(1) in	Number	Assets[1] in	Number of	Assets(1) in
Investment Professional	of RICs(2)	RICs[2]	of OPIV[3]	OPIV[3]	OA(4)	OA(4)
C. Davis	28	$ 55 Billion	14	$1.2 Billion	121	$ 8.3 Billion
S. Chen	3	$132 Million	2	$26 Million	26	$154 Million
A. Davis	5	$909 Million	3	1.7 Billion	8	$ 57 Million
D. Goei	3	$215 Million	2	$19 Million	27	$279 Million
T. Pouschine	3	$111 Million	2	$19 Million	26	$130 Million
C. Spears	4	$488 Million	3	$1.7 Billion	8	$ 57 Million
Davis Global Fund and Davis International Fund., Statement of Additional Information 53

(1)	“Assets” means total assets managed by the Investment Professional. Some or all of these assets may be co-managed with another Investment Professional who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors’ Investment Professionals may exceed the total assets managed by Davis Advisors.

(2)	“RIC” means Registered Investment Company.

(3)	“OPIV” means Other Pooled Investment Vehicles.

(4)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
Ownership of Fund Shares
[xxx]As of October 31, 2009, the Investment Professionals had invested the following amounts in the Funds.

		$1	$10K	$50K	$100K	$500K
		to	to	to	to	to	Over
	None	$10K	$50K	$100K	$500K	$1 Mill	$1 Mill
Davis Global Fund
C. Davis							X
S. Chen
A. Davis			X
D. Goei		X
T. Pouschine
C. Spears
X
Davis International Fund
C. Davis							X
S. Chen			X
A. Davis		X
D. Goei
T. Pouschine				X
C. Spears			X
Structure of Compensation
Christopher Davis’ and Andrew Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s investment professionals are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Stephen Chen, Danton Goei, Tania Pouschine, and Chandler Spears’, compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus an appropriate index, and versus peer groups as defined by Morningstar or Lipper. The Adviser’s investment professionals are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when an investment professional has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically,
Davis Global Fund and Davis International Fund., Statement of Additional Information 54

investment professionals who advise multiple portfolios and/or other accounts are presented with the following potential conflicts:
The management of multiple portfolios and/or other accounts may result in an investment professional devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of investment professionals by having its investment professionals focus on a particular investment discipline. Most other accounts advised by an investment professional are managed using the same investment weightings that are used in connection with the management of the portfolios.
If an investment professional identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.
With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.
Finally, substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. The Adviser does not receive an incentive based fee on any account.
Disclosure of Portfolio Holdings
Portfolio Holdings Information is Protected. Information about the Funds’ portfolio holdings is proprietary information which the Adviser is committed to protecting. Davis Funds have adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis except to qualified persons rendering services to the Fund which require that those persons receive information concerning the Funds’ portfolio holdings. Neither the Fund nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.
Public Disclosure of Portfolio Holdings. Information about the Funds’ portfolio holdings which has previously been made public may be freely disclosed. Information about portfolio holdings may become “public” by (1) publication on the Davis Funds’ website, (2) quarterly filings with the SEC on Form N-CSR or Form N-Q, or (3) other publication determined by the Adviser’s Chief Legal Officer or his designee, in writing stating his rationale, to be public.
Davis Funds generally publish their portfolio holdings on Davis Funds’ website (www.davisfunds.com) as of the end of each fiscal quarter with a 60-day lag. Davis Funds’ Executive Vice President, or his designee, (currently the Fund’s Chief Compliance Officer), may authorize publication of portfolio holdings on a more frequent basis.
Statistical Information. The Funds’ portfolio holdings procedures do not prevent the release of aggregate, composite or descriptive information that, in the opinion of the Fund’s Chief Compliance Officer or her designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading that may be detrimental to the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios,
Davis Global Fund and Davis International Fund., Statement of Additional Information 55

market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics.
Release of Non-Public Portfolio Holdings Information. Davis Funds or the Adviser may disclose non-public information about the Fund’s portfolio holdings to third parties in a number of situations, including the following: (1) disclosure of specific securities (not a material portion of the entire portfolio) to broker-dealers in connection with the purchase or sale by the Fund of such securities; (2) requests for price quotations on specific securities (not a material portion of the entire portfolio) from broker-dealers for the purpose of enabling the Fund’s service providers to calculate the Fund’s net asset value; (3) requests for bids on one or more securities; (4) disclosures in connection with litigation involving Fund portfolio securities; (5) disclosure to regulatory authorities; (6) statements to the press by investment professionals from time to time about the Fund’s portfolio and securities held by the Fund which may or may not have been previously disclosed; and (7) attendance by employees of the Adviser at due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Fund. In addition, the Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the Fund’s portfolio as a whole and how it has performed, without naming specific portfolio securities held by the Fund.
Davis Funds’ portfolio holdings procedures prohibit release of non-public information concerning the Fund’s portfolio holdings to individual investors, institutional investors, intermediaries which distribute the Fund’s shares and other parties which are not employed by the Adviser or its affiliates. Information about the Fund’s portfolio holdings may be reviewed by third parties for legitimate business purposes, but only if: (1) the Adviser’s Chief Operating Officer, or his designee, currently the Fund’s Chief Compliance Officer, considers the application for review of the Fund’s portfolio holdings and, in his or her business judgment, the requesting third party: (i) has a legitimate business purpose for reviewing the portfolio holdings and (ii) does not pose a material risk to the Fund; and (2) the third party enters into an acceptable confidentiality agreement (including a duty not to trade). Davis Funds’ Board of Directors is notified of the application for review of the Fund’s portfolio holdings by any such third parties at the next scheduled quarterly meeting of the Board of Directors, at which time the Board reviews the application by each such party and considers whether the release of the Fund’s portfolio holding information to the third parties is in the best interest of the Fund and its shareholders.
[xxupdate list] Third Parties Receiving Portfolio Holdings Information. As of December 31, 2009, each of the following third-party service providers have been approved to receive information concerning Davis Funds’ portfolio holdings: (1) KPMG LLP (serves the as the Fund’s independent registered public accounting firm); (2) ISS, RiskMetrics Group, ADP, and Glass Lewis & Co. (provide proxy voting services); (3) ITG (Investment Technology Group, provides brokerage and trading reports); (4) Wilshire Associates (provides investment performance attribution reports); (5) State Street Bank and Trust (serves as the Fund’s custodian bank and securities lending agent); (6) Linda Rubey (provides freelance financial writing and editing services); (7) Greenberg Traurig LLP (counsel for Davis Funds); (8) K&L Gates LLP (counsel for the Adviser); (9) Bowne & Co., Inc. (Software Development); and (10) Deloitte & Touche (serves as the Adviser’s auditor).
Administration. The Fund’s Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings information.
Distribution of Fund Shares
The Distributor. Davis Distributors, LLC (the “Distributor”), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, is a wholly owned subsidiary of the Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Davis Funds’ shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Funds’ shares to the public, including reports to shareholders to the extent they
Davis Global Fund and Davis International Fund., Statement of Additional Information 56

are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.
The Distributor received the following amounts in total sales charges (which the Funds do not pay) on the sale of Class A shares:

	Fiscal year ended October 31,
	2009	2008	2007
Davis Global Fund	$XXX	$275,611	$284,845
Amount Reallowed to Dealers	$XXX	$232,692	$239,867

Davis International Fund	$XXX	None	None
Amount Reallowed to Dealers	$XXX	None	None
For the year ended October 31, 2009, the Distributor received compensation on redemptions and repurchases of shares in the following amounts:
Xxupdate table

	Class A Shares	Class B Shares	Class C Shares
Davis Global Fund	$0	$11,775	$10,549
Davis International Fund	$XXX	$XXX	$XXX
The Distributor received the following amounts as reimbursements under the Funds Distribution plans:
Xxupdate table

	Fiscal year ended October 31,
	2009	2008	2007
Davis Global Fund
Class A shares	$XXX	$83,922	$21,957
Class B shares	$XXX	55,776	10,597
Class C shares	$XXX	192,678	48,041

Davis International Fund
Class A shares	$XXX	None	None
Class B shares	XXX	$19	$18
Class C shares	XXX	$19	$18

Class Y shares do not have a Distribution plan.
Distribution Plans. Class A, B, and C shares all use distribution plans to pay asset-based sales charges or distribution and/or services fees in connection with the distribution of shares, including payments to financial intermediaries for providing distribution assistance. Financial intermediaries that receive these fees may pay some or all of them to their investment professionals. Because these fees are paid out of a Class’ assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than other types of sales and marketing charges.
The Distribution Plans were approved by the Board of Directors of each Davis Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.
How Share Classes Affect Payments to Brokers. A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and C contingent deferred sales charges and/or asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.
Davis Global Fund and Davis International Fund., Statement of Additional Information 57

Recordkeeping Fees. Certain dealers (and other financial intermediaries) have chosen to maintain omnibus accounts with the Davis Funds. In an “omnibus account” the Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third-party administrator may open an omnibus account with the Davis Funds and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of the Funds, enters into agreements whereby the Funds compensate the dealer or administrator for recordkeeping services. This compensation is not treated as a distribution expense.
Class A Shares. Payments under the Class A Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Class A shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at an annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each Davis Fund. In addition, when the Distributor pays a commission to a broker-dealer for qualifying purchases of Class A shares at net asset value, the Fund may reimburse the Distributor for this commission. The Fund will not reimburse this commission if the result would be that Class A shares would pay Distribution Plan fees in excess of 0.25% of average net assets. Payments under the Class A Distribution Plan also may be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.
Class B Shares. Payments under the Class B Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, which currently is 1%. Therefore, the effective rate of the Class B Distribution Plan at present is 1%. In accordance with current applicable rules, such payments also are limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. The Fund pays the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay services fees on Class B shares which have been sold. From these distribution payments, the Distributor currently uses up to 0.25% of average net assets for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.
Class C Shares. Payments under the Class C Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, which currently is 1%. Therefore, the effective rate of the Class C Distribution Plan at present is 1%. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The Fund pays the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay services fees on Class C shares which have been sold. From these distribution payments, the Distributor currently uses up to 0.25% of average net assets for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.
Additional Information Concerning the Distribution Plans. In addition, to the extent that any investment advisory fees paid by the Davis Funds may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.
The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of the Fund’s outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Davis Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.
Davis Global Fund and Davis International Fund., Statement of Additional Information 58

Dealer Compensation. Dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer’s registered representatives or personnel of dealers and other firms who provide sales or other services with respect to the Davis Funds and/or their shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, B, and C Distribution Plans.
In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during a specified period of time. These payments are more fully described in the prospectus.
Davis Global Fund and Davis International Fund., Statement of Additional Information 59

Fund Supermarkets. The Davis Funds participate in various “Fund Supermarkets” in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor’s clients. The Davis Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders. A portion of the supermarket sponsor’s fee (that portion related to sales, marketing or distribution of shares) is paid with fees authorized under the Distribution Plans.
A portion of the supermarket sponsor’s fee (that portion related to investor services such as new account setup, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of each Davis Fund. Each Davis Fund typically would be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Davis Fund. If the supermarket sponsor’s fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.
Other Important Service Providers
Custodian. State Street Bank and Trust Company (“State Street” or the “Custodian”), One Lincoln Street, Boston, MA 02111, serves as custodian of each Davis Fund’s assets. The Custodian maintains all of the instruments representing the Davis Funds’ investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Davis Funds’ assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting services to the Funds.
Transfer Agent. Boston Financial Data Services, Inc., P.O. Box 8406, Boston, MA 02266-8406, serves as the Funds’ transfer agent.
Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”), 707 17 Street, Suite 2700, Denver, CO 80202, serves as the Funds’ independent registered public accounting firm. KPMG audits the Funds’ financial statements, performs other related audit services and meets with the Audit Committee of the Board of Directors. In addition, KPMG prepares the Funds’ federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to the Funds must be pre-approved by the Audit Committee.
Counsel. Greenberg Traurig LLP, 77 W Wacker Dr., Suite 3100, Chicago, IL 60601, serves as counsel to the Davis Funds and also serves as counsel for the Independent Directors.
Section III: Classes of Shares, Purchases, Exchanges and Redemptions
This Statement of Additional Information should be read in conjunction with the Funds’ prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Selecting The Appropriate Class Of Shares
Each of the Davis Funds offers Class A, B, C and Y shares. In addition, Davis New York Venture Fund offers Class R shares. Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution, or sales charge, at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or C shares, in which case 100% of the purchase price is invested immediately. If you have significant Davis Funds holdings you may not be eligible to invest in Class B or C Shares. See “How to Choose a Share Class,” in the prospectus for details.
Class A shares
With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed.
Davis Global Fund and Davis International Fund., Statement of Additional Information 60

Class B shares
Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares seven years after the end of the calendar month in which the shareholder’s order to purchase was accepted.
Class C shares
Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature.
Class Y shares
Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. Class Y shares are offered to: (i) trust companies, bank trusts, endowments, pension plans or foundations (“Institutions”) acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency that invests at least $5,000,000 (“Government Entities”); (iii) any investor with an account established under a “wrap account” or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Funds’ Distributor (“Wrap Program Investors”); and (iv) a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund if at least $500,000 is invested.
Shares issued by Davis Government Money Market Fund
The four classes of Davis Government Money Market Fund shares are available so as to enable investors to facilitate exchanges since, with the exception of exchanges from Class A shares to Class Y shares, shares may be exchanged only for shares of the same class. Davis Government Money Market shares are sold directly without sales charges; however, front-end or deferred sales charges may be imposed, in certain cases, on their exchange into shares of other Davis Funds (see “Exchange of Shares”). Shares of the Davis Government Money Market Fund are offered at net asset value. However, in the case of certain exchanges, the Money Market Fund shares received may be subject to an escrow, pursuant to a Statement of Intention, or a contingent deferred sales load. See “Exchange of Shares.”
Class A Shares. Class A shares of the Davis Funds (other than shares of Davis Government Money Market Fund) are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the prospectus.
Reduction of Class A Sales Charge. There are a number of ways to reduce the sales charge imposed on the purchase of the Davis Funds’ Class A shares, as described below. These reductions are based on the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. The examples listed below are descriptive of the types of fact patterns, which qualify for a reduction of sales charge. It is not possible to list every potential qualifying transaction. The Distributor uses its discretion to determine whether or not any specific transaction is similar enough to the examples listed below to qualify for a reduction of sales charge. If you claim any reduction of sales charges, you or your dealer must notify the Distributor (or State Street Bank and Trust if the investment is mailed to State Street Bank and Trust) when the purchase is made. Enough information must be given to verify that you are entitled to such reduction.
(1) Immediate Family or Group Purchases. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases for immediate family members, (“immediate family members” consist of spouses and children under 21); (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.
Davis Global Fund and Davis International Fund., Statement of Additional Information 61

(2) Other Groups. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and (ii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.
(3) Statement of Intention. Another way to reduce the sales charge is by signing a Statement of Intention (“Statement”). See Appendix B: “Terms and Conditions of a Statement of Intention.” If you enter into a Statement of Intention you (or any “single purchaser”) may state that you intend to invest at least $100,000 in the Fund’s Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares that you already own (except purchases into Davis Government Money Market Fund unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) valued at public offering price, the day prior to the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months and purchases made prior to the start of the 13-month period will not be re-adjusted to reflect a lower sales charge.
Shares having a value of up to 5% of the amount you state you intend to invest will be held “in escrow” to make sure that any additional sales charges are paid. If any of the Fund’s shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.
No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.
If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.
A Statement does not bind you to buy, nor does it bind the Adviser or Distributor to sell, the shares covered by the Statement.
(4) Rights of Accumulation (All Davis Funds Combined). Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time or in a single Davis Fund. The larger purchases that you (or any “single purchaser”) make at any one time can be determined by adding to the amount of a current purchase to the value of any Davis Fund shares (at offering price) already owned by you. Money market fund shares are not counted in determining the total amount of Funds shares you own unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.
For example, if you own $100,000 worth (at offering price) of shares, including Class A, B and C shares of all Davis Funds except money market fund shares (unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.
Lastly, the right of accumulation also applies to the Class A, B and C shares of the other Davis Funds that you own. Thus, the amount of current purchases of the Fund’s Class A shares that you make may be added to the value of the Class A, B and C shares of the other Davis Funds (valued at their current offering price, excluding money market fund shares unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) already owned by you in determining the applicable sales charge.
Davis Global Fund and Davis International Fund., Statement of Additional Information 62

In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust, if the investment is mailed to State Street Bank and Trust) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.
(5) Combining Statement of Intention(s) and/or Rights of Accumulation. A Statement of Intention for the Fund’s Class A shares and for the Class A shares of the other Davis Funds may be aggregated. Also, the Fund’s Class A shares and the Class A, B and C shares of the other Davis Funds that you already own, valued at the current offering price the day prior to the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.
(6) Purchases for Employee Benefit Plans. Trustees or other fiduciary accounts and Individual Retirement Accounts (“IRA”) of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual’s spouse under an IRA are combined with their other purchases and ownership.
Class A shares Sales at Net Asset Value. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. Although the investor pays no front-end sales charge, a contingent deferred sales charge of 0.50% may be imposed if the Distributor paid a sales commission to a broker or agent and the shares purchased at net asset value without a sales load are redeemed within the first year after purchase. In addition, if investors effect purchases in Fund shares through a broker or agent, the broker or agent may charge a fee. The sales charge will not apply to:
(1)	Investments in Davis Government Money Market Fund;

(2)	Class A shares purchased through the automatic reinvestment of dividends and distributions;

(3)	Class A shares purchased by (a) directors, former directors, officers, or employees of the Davis Funds; (b) director, officers, or employees of the Adviser and its affiliates; and (c) the Adviser and its affiliates or retirement plans established by them for their employees. Extended family members of natural persons included in the preceding list may also purchase Class A shares at net asset value. Natural persons included in the preceding list may continue to purchase Class A shares at net asset value after they no longer serve in that capacity. The term “extended family” is defined in the prospectus.

(4)	Class A shares purchased by any registered representatives, principals and employees (and any extended family member) of securities dealers having a sales agreement with the Distributor;

(5)	Initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity;

(6)	Class A shares purchased by any single account covering a minimum of 50 eligible employees or participants (the Fund may, at its discretion, waive this 50 participant minimum; for example, the 50 participant minimum may be waived for plans expected to have 50 participants, or for certain financial institutions providing transfer agent and/or administrative services, or for fee-based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code, or a plan established under Section 403(b), 457 or 501(c)(9) of such Code, “rabbi trusts” or other nonqualified plans;

(7)	Class A shares purchased by persons participating in a “wrap account” or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund’s Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent;
(8)	Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency; and

(9)	Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and which charge fees based on assets in the account.
The Funds also may issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund’s ability to do such transactions if the Fund had to impose a sales charge.
Class B Shares. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Davis Funds (except for Davis Government Money Market Fund) impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the Class’ average daily net asset value. The Davis Funds will not accept any purchase of Class B shares in the amount of $50,000 or more per investor.
Class B shares that have been outstanding for seven years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.
Class B Special Distribution Arrangement. Davis Funds have entered into an agreement with Merrill Lynch to waive the Contingent Deferred Sales Charge (“CDSC”) of Class B shares sold to Qualifying Retirement Plans. Under this agreement Class B shares of the Davis Funds are made available to Retirement Plan participants such as 401(k) or 403(b) plans at net asset value with the waiver of the CDSC if:
(i)	The Retirement Plan is record-kept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (“MLAM”) that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds’ principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the “Applicable Investments”); or

(ii)	The Retirement Plan is record-kept on a daily valuation basis by an independent record keeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or
Davis Global Fund and Davis International Fund., Statement of Additional Information 64

(iii)	The Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement.
Retirement Plans record-kept on a daily basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Funds convert to Class A shares once the Retirement Plan has reached $3 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion.
Class C Shares. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge on redemption. Class C shares do not have a conversion feature. The Davis Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.
The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Funds during the one-year period. If Class C shares are redeemed within one-year of purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.
Contingent Deferred Sales Charges. Any contingent deferred sales charge (“CDSC”) imposed on the redemption of Class A, B or C shares is a percentage of the lesser of: (i) the net asset value of the shares redeemed; or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from: (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. On request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be redeemed.
The CDSC on Class A, B and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan, if: (i) there are at least four withdrawals a year (except for retirement accounts subject to a required minimum distribution, in which case it may run once a year); and (ii) the aggregate value of the redeemed shares does not exceed 12% of the account’s value on an annual basis**; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and extended family members of all of the foregoing and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Funds to liquidate a shareholder’s account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

**	An Automatic Withdrawal Plan may be established as either a percentage or a fixed dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.
Davis Global Fund and Davis International Fund., Statement of Additional Information 65

Subject to various limitations, shares in different Davis Funds may be exchanged at relative net asset value. If a sales charge is due on Class A shares, and has not been previously paid, then the sales charge will be deducted at the time of the exchange. If any Class of Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When an investor exchanges any Class of shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that the investor owns Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that an investor owns shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.
Class Y Shares. Class Y shares are offered through a separate prospectus to: (i) trust companies, bank trusts, endowments, pension plans or foundations (“Institutions”) acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency that invests at least $5,000,000 (“Government Entities”); (iii) any investor with an account established under a “wrap account” or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Funds’ Distributor (“Wrap Program Investors”); and (iv) a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund if at least $500,000 is invested.
Wrap Program Investors may purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC. Wrap Program Investors should be aware that both Class A and Y shares are made available by the Davis Funds at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund’s Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares generally are entitled to payments under the Plan. If the Sponsor has selected Class A shares, investors should discuss these charges with their program’s sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.
Conversion from Class A, B, or C shares into Class Y shares. Investors can generally purchase Class A, Class B, or Class C shares in a retail brokerage account. Under certain circumstances, investors can generally purchase Class A or Class Y shares in wrap account or other similar fee-based program sponsored by broker-dealers. Certain broker-dealers have entered into agreements with Davis Distributors, LLC which allows their clients who have previously purchased shares in a retail brokerage account or Class A shares in a wrap account to convert, under certain circumstances, those shares into Class Y shares on a tax-free basis without incurring additional fees when the Class Y shares will be held in a wrap account sponsored by the broker-dealer.
Investment Minimums. The Distributor may waive the investment minimums for any and all Classes of shares at its discretion. The Distributor may determine that it is appropriate to waive the investment minimum for participants in certain fee based programs sponsored by financial intermediaries. The Distributor may determine that it is appropriate to treat related investors as a single investment account. Examples may include trust funds of the same bank, separate accounts of the same insurance company, clients whose funds are managed by a single bank, insurance company, investment adviser, broker-dealer, or clients of a financial intermediary that maintains an omnibus account with the fund.
Davis Global Fund and Davis International Fund., Statement of Additional Information 66

How To Purchase Shares
Davis Funds and the Distributor reserve the right to reject any purchase order for any reason. Each Davis Fund prospectus provides full directions on how to purchase shares.
Broker-Dealers may remit payment
Your broker-dealer may order and remit payment for the shares on your behalf. The broker-dealer can also order the shares from the Distributor by telephone or wire. Please note that the following rules and provisions apply with respect to purchases of Fund shares through a broker-dealer:
(A)	The Distributor has entered into agreements with broker-dealers to receive on its behalf purchase and redemptions orders;

(B)	Such broker-dealers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Distributor;

(C)	The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, its broker’s authorized designee, receives the order; and

(D)	A Client order will be priced at the Fund’s net asset value next computed after they are received by an authorized broker-dealer or the broker-dealer’s authorized designee.
Special Services
Each Davis Funds prospectus describes a number of special services offered by the Davis Funds. This Statement of Additional Information supplements that discussion.
Prototype Retirement Plans. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension (“SEP”) plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Davis Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account (“IRA”) plans (deductible IRAs and non-deductible IRAs, including “Roth IRAs”), Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Davis Funds as their investment vehicles. State Street Bank and Trust acts as custodian or trustee for certain retirement plans and charges each participant an annual custodial fee of $15 per Social Security Number regardless of the number of plans established. For a detailed explanation of the custodial fees charged to an IRA, please refer to the Prospectus.
In-Kind Purchases. Shares of the Davis Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a Fund are described in the Fund’s prospectus. In addition, shares of the Davis Funds may be purchased using securities if the Adviser determines that doing so is in the best interest of the applicable Fund and its shareholders. The Adviser must review the securities that are offered in exchange for the “in-kind” purchase to determine that the securities delivered to the Fund: (i) meet the investment objective, strategy and policies of the Fund; (ii) do not cause the violation of any investment restrictions at the time of acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the Fund to own given the Fund’s investment strategy and the Adviser’s view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such in-kind purchase, the following conditions will apply:
(1)	The securities offered by the investor in exchange for shares of a Fund must not be in any way restricted as to resale or otherwise be illiquid;

(2)	The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and

(3)	The transaction involves a net purchase of $1 million or more in Fund shares.
Davis Funds believe that this ability to purchase shares of a Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their
Davis Global Fund and Davis International Fund., Statement of Additional Information 67

investments without the expense of selling those securities in the public market. Benefits to the Fund include the ability to purchase desirable securities without brokerage commissions.
An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Davis Fund. The Fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.
The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.
Exchange Of Shares
The prospectus describes exchange procedures. This Statement of Additional Information supplements that discussion.
Market Timing. Davis Funds have not entered into any arrangements, which permit organizations or individuals to market time the Funds. Although the Davis Funds will not knowingly permit investors to excessively trade the Funds, shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection, and, there can be no guarantee that all market timing will be prevented, despite the Davis Funds’ best efforts. The Funds receive purchase and sales order through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. The Davis Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.
Redemption Of Shares
The Funds’ prospectus describes redemption procedures. This Statement of Additional Information supplements those discussions.
Certificates. In the past the Davis Funds issued share certificates, and some are still outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent by certified mail to State Street Bank and Trust with a letter of instruction signed by all account owner(s).
Redemption Proceeds. Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC or if the New York Stock Exchange (“NYSE”) is closed for reasons other than customary or holiday closings. You may redeem shares on any business day (i.e., any day the NYSE is open for regular session trading). Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashiers’ checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank or federal funds wire.
Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board of Directors has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be
Davis Global Fund and Davis International Fund., Statement of Additional Information 68

paid in securities, valued at the value used in computing a Fund’s net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net asset value, whichever is smaller, during any 90-day period for any one shareholder.
Short-Term Trading Fee. Both the Davis Global Fund and the Davis International Fund assess a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The short-term trading fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The short-term trading fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the short-term trading fee. The short-term trading fee is not imposed on:
(1)	shares redeemed under automatic withdrawal plans;

(2)	shares redeemed due to death or disability of the shareholder; or

(3)	shares redeemed from accounts for which the dealer, broker or financial institution of record has entered into an agreement with the Distributor for this purpose.
Federal Funds Wire. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the “Banking Instruction” section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.
Segregation of Davis Government Money Market Fund Shares. In order to secure the payment of any sales charge or CDSC that may be due on shares exchanged into shares of Davis Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in Davis Government Money Market Fund. The purpose of the segregation is to assure that redemptions utilizing the Davis Government Money Market Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Davis Government Money Market Fund account that are free of segregation.
Davis Global Fund and Davis International Fund., Statement of Additional Information 69

Section IV: General Information
This Statement of Additional Information should be read in conjunction with the Funds’ prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Determining The Price Of Shares
The prospectus describe procedures used to determine the price of shares. This Statement of Additional Information supplements that discussion.
Net Asset Value. The price per share for purchases or redemptions of Fund shares made directly through State Street Bank and Trust generally is the value next computed after State Street Bank and Trust receives the purchase order or redemption request in good order. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern time; and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day’s net asset value. Note that in the case of redemptions and repurchases of Fund shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Davis Funds issued share certificates), State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the next computation following the receipt of the required documentation or outstanding certificates. See “Redemption of Shares.”
Davis Funds do not price their shares or accept orders for purchases or redemptions on days when the NYSE is closed. Such days currently include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.
Valuation of Portfolio Securities. The valuation of each Fund’s portfolio securities is described in the Fund’s prospectus and annual report.
Dividends And Distributions
The Funds’ prospectus describe the Funds’ dividend and distribution policies. This Statement of Additional Information supplements that discussion.
There are two sources of income, net income and realized capital gains, paid to you by the Funds. You will receive confirmation statements for dividends declared and Fund shares purchased through reinvestment of dividends. You also will receive confirmations after each purchase or redemption. Different classes of Fund shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than classes with lower expense ratios. For tax purposes, information concerning Fund distributions will be mailed annually to shareholders. Shareholders have the option of receiving all Fund dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.
Returned Check Policy. For the protection of Fund shareholders, on receipt of the second dividend check that has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested
Davis Global Fund and Davis International Fund., Statement of Additional Information 70

in additional Fund shares at the current net asset value and the account designated as a dividend reinvestment account.
Dividends and Distributions Usually Paid Annually. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually.
Dividends and Distributions May Change. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.
Federal Income Taxes
The Funds’ prospectus provide a general discussion of federal income taxes. This Statement of Additional Information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Davis Funds.
Each of the Davis Funds intends to continue to qualify as a regulated investment company under the Internal Revenue Code and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to tax on the amount that is not distributed.
If, for any calendar year, the distribution of earnings required under the Internal Revenue Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.
From time to time the Funds may be entitled to a tax loss carry-forward. Such carry-forward would be disclosed is the most current version of the Fund’s Annual Report.
If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes.
Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.
We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Davis Funds.
Disclosure Documents and Not a Contract
The Funds’ prospectus, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents are disclosure documents and not contracts. These documents will be updated and amended from
Davis Global Fund and Davis International Fund., Statement of Additional Information 71

time to time to reflect changing laws, rules, and operations. An investor’s rights as a shareholder in a Fund are governed by the most current documents as they are updated and amended from time to time.
Performance Data
From time to time, the Funds may advertise information regarding their performance. Such information will be calculated separately for each class of shares. These performance figures are based on historical results and are not intended to indicate future performance.
Average Annual Total Returns
Average Annual Total Return Before Taxes
The Fund may advertise its investment performance without reflecting the potential effects of income taxes.
Average annual total return before taxes represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund’s portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated which would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)[n] = ERV

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual total return

	n =	number of years

	ERV =	ending redeemable value at the end of the 1-, 5- and 10-year periods of a hypothetical $1,000 payment made at the beginning of such period
This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts: (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.
Average Annual Total Return After Taxes on Distributions.
The Fund may advertise its investment performance for Class A and/or Y shares on an after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund offers Class A, B, C, and Y shares. If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.
Average Annual Total Return After-Taxes on Distributions adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)[n] = ATVD
Davis Global Fund and Davis International Fund., Statement of Additional Information 72

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual total return (after taxes on distributions)

	n =	number of years

	ATVD =	ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the 1, 5, and 10 year periods of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares.
The Fund may advertise its investment performance for Class A and/or Y shares after taxes on distribution and sale of fund shares.
Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

	P(1+T)[n] =	ATVDR

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual totalreturn (after taxes on distributions and sale of Fund shares)

	n =	number of years

	ATVDR =	ending redeemable value, after taxes on fund distributions and sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Returns (with and without the effects of Sales Charges).
The Fund may advertise its investment performance for Class A and B shares without reflecting the effects of sales charges.
“Average Annual Total Return (with maximum sales charges)” is calculated in the same manner as “Average Annual Total Return Before Taxes.”
“Average Annual Total Return (without any sales charges)” adjusts the average annual total return (with maximum sales charges) quotation by removing the effects of paying a sales charge. The Fund may compare its investment performance against that of a relevant benchmark index. Index performance calculation does not include a sales charge. To facilitate comparisons between an index and the Fund, the Fund may quote its average annual total return before taxes, without a sales charge.
Other Performance Measures. “Cumulative Total Return” is a measure of a fund’s performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.
Performance Rankings
Davis Global Fund and Davis International Fund., Statement of Additional Information 73

Lipper Rankings. From time to time, the Funds may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.
Morningstar Ratings and Rankings. From time to time, the Funds may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.
Performance Rankings and Comparisons by Other Entities and Publications. From time to time, the Funds may include in their advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Funds’ classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.
Investors also may wish to compare the returns on each Davis Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Davis Funds’ returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.
From time to time, the Fund may publish rankings or ratings of the Adviser or Funds transfer agent and of the investor services provided by them to shareholders of the Davis Funds. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.
Other Performance Statistics
In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper, Morningstar, or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund’s performance for any future period.
In advertising and sales literature the Davis Funds may publish various statistics relating to investment portfolio such as the average price to book and price to earnings ratios, beta, alpha, R-squared, standard deviation, etc. of the Funds portfolio holdings.
The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report and Semi-
Davis Global Fund and Davis International Fund., Statement of Additional Information 74

Annual Report contain additional performance information and are available on request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.
Appendix A:
Quality Ratings of Debt Securities
Moody’s Corporate Bond Ratings
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.
Caa — Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca — Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Standard & Poor’s Corporate Bond Ratings
AAA — Debt rated AAA has the highest rating assigned by Standard and Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
Davis Global Fund and Davis International Fund., Statement of Additional Information 75

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC — Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC — The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C — The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI — The rating CI is reserved for income bonds on which no interest is being paid.
D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s Commercial Paper Ratings
Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.
Standard & Poor’s Commercial Paper Ratings
The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from A for the highest quality to D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The
Davis Global Fund and Davis International Fund., Statement of Additional Information 76

addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.
Davis Global Fund and Davis International Fund., Statement of Additional Information 77

Appendix B:
Terms and Conditions for a Statement of Intention
(Class A Shares only)
Terms Of Escrow:
1.	Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street Bank and Trust in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.
2.	In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street Bank and Trust to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.
3.	If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.
4.	If my total purchases are less than the intended purchases I will permit Davis Distributors, LLC, my dealer, or State Street Bank and Trust to redeem the difference in the dollar amount of the sales charge that would have originally been paid by me, from the escrowed shares.
5.	I hereby irrevocably constitute and appoint State Street Bank and Trust my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6.	Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7.	The duties of State Street Bank and Trust are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings that may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

Appendix C
Summary of The Adviser’s
Proxy Voting Procedures and Policies
August 2008
Davis Selected Advisers, L.P. (“The Adviser”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.
The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, The Adviser takes into consideration its duty to clients and all other relevant facts known to The Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the investment professionals for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
Clients may obtain a copy of The Adviser’s Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:
Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85756
Guiding Principles
Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.
Other factors which we consider may include:
(a) Shareholder Oriented Management. One of the factors that The Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. The Adviser’s research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.
(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans and structures that give management teams appropriate latitude to run the business in
Davis Global Fund and Davis International Fund., Statement of Additional Information 79

the way that is most likely to maximize value for owners. Conversely, The Adviser opposes proposals that limit management’s ability to do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.
(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.
(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.
The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser Proxy Procedures and Policies provides additional explanation of the analysis which The Adviser may conduct when applying these guiding principles to specific proxy votes.
Conflicts of Interest
A potential conflict of interest arises when The Adviser has business interests that may not be consistent with the best interests of its client. The Adviser’s Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	The Adviser may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	The Adviser may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.
Davis Global Fund and Davis International Fund., Statement of Additional Information 80

FORM N-1A
DAVIS NEW YORK VENTURE FUND, INC.
POST-EFFECTIVE AMENDMENT NO. 92 UNDER THE SECURITIES ACT OF 1933
REGISTRATION STATEMENT No. 2-29858
AND
POST-EFFECTIVE AMENDMENT NO. 67 UNDER THE INVESTMENT COMPANY ACT OF 1940
REGISTRATION NO. 811-1701
PART C
OTHER INFORMATION
Item 23. Exhibits:

(a)(1)
Articles of Incorporation. Amended and Restated Articles of Incorporation of Davis New York Venture Fund, Inc., incorporated by reference to Exhibit (1) of Registrant’s registration statement 2-29858, filed on Edgar April 4, 1996.

(a)(2)
Articles of Amendment of Articles of Incorporation, limiting liability of directors and officers, effective October 20, 1988, incorporated by reference to Exhibit 23(a)(2) of Registrant’s registration statement 2-29858, filed on Edgar October 2, 2000.

(a)(3)
Articles of Amendment, regarding stock classification, net asset value calculation and shareholder voting, dated August 29, 1994, incorporated by reference to Exhibit 23(a)(3) of Registrant’s registration statement 2-29858, filed on Edgar October 2, 2000.

(a)(4)
Articles of Amendment, changing name from New York Venture Fund, Inc., to Davis New York Venture Fund, Inc., effective October 1, 1995, incorporated by reference to Exhibit 23(a)(4) of Registrant’s registration statement 2-29858, filed on Edgar October 2, 2000.

(a)(5)
Articles Supplementary to Articles of Incorporation, designating Davis Research Fund. Incorporated by reference to Exhibit 23(a)(6) of Registrant’s registration statement 2-29858, filed on Edgar September 21, 2001.

(a)(6)
Articles Supplementary to Articles of Incorporation, designating the Davis New York Venture Fund Class R shares. Incorporated by reference to Exhibit 23(a)(6) of Registrant’s registration statement 2-29858, filed on Edgar May 22, 2003.

(a)(7)
Articles Supplementary to Articles of Incorporation, designating Davis Global Fund. Incorporated by reference to Exhibit 23(a)(7) of Registrant’s registration statement 2-29858, filed on Edgar September 20, 2004.

(a)(8)	Articles Supplementary to Articles of Incorporation, designating the Davis New York Venture Fund, Inc. Class Y shares. Incorporated by reference to

1

Exhibit 23(a)(8) of Registrant’s registration statement 2-29858, filed on Edgar November 30, 2005.

(a)(9)
Articles Supplementary to Articles of Incorporation, increasing authorized shares and designating Davis International Fund. Incorporated by reference to Exhibit 23(a)(9) of Registrant’s registration statement 2-29858, filed on Edgar September 28, 2006.

(a)(10)
Articles Supplementary to Articles of Incorporation, re-designating authorized shares. Incorporated by reference to Exhibit 23(a)(10) of Registrant’s registration statement 2-29858, filed on Edgar February 21, 2008.

(a)(11)
Articles Supplementary to Articles of Incorporation, increasing Class Y shares. Incorporated by reference to Exhibit 23(a)(11) of Registrant’s registration statement 2-29858, filed on Edgar March 2, 2009.

(b)	By-laws. Amended and Restated Bylaws (as of September 2005). Incorporated by reference to Exhibit 23(b) of Registrant’s registration statement 2-29858, filed on Edgar November 28, 2006.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)(1)
Investment Advisory Contracts. Investment Advisory Agreement with Davis Selected Advisers, L.P., dated January 1, 2001, incorporated by reference to Exhibit 23(d)(1) of Registrant’s registration statement 2-29858, filed on Edgar November 30, 2000.

(d)(2)
Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers – NY, Inc., dated January 1, 2001, incorporated by reference to Exhibit 23(d)(2) of Registrant’s registration statement 2-29858, filed on Edgar November 30, 2000.

(d)(3)
Amendment to Investment Advisory Agreement dated June 12, 2001 adding Davis Research Fund, incorporated by reference to Exhibit 23(d)(3) of Registrant’s registration statement 2-29858, filed on Edgar August 6, 2001.

(d)(4)
Amendment to Investment Advisory Agreement dated September 14, 2004 (i) adding additional breakpoints to Davis New York Venture Fund and (ii) adding Davis Global Fund. Incorporated by reference to Exhibit 23(d)(4) of Registrant’s registration statement 2-29858, filed on Edgar September 20, 2004.

(d)(5)
Amendment to Investment Advisory Agreement dated April 1, 2006 adding an additional breakpoint to Davis New York Venture Fund. Incorporated by reference to Exhibit 23(d)(5) of Registrant’s registration statement 2-29858, filed on Edgar September 28, 2006.

(d)(6)
Amendment to Investment Advisory Agreement dated December 1, 2006 adding Davis International Fund. Incorporated by reference to Exhibit 23(d)(6) of Registrant’s registration statement 2-29858, filed on Edgar September 28, 2006.

(d)(7)	Amendment to Investment Advisory Agreement dated April 1, 2007 adding two additional breakpoints to Davis New York Venture Fund. Incorporated by

2

reference to Exhibit 23(d)(7) of Registrant’s registration statement 2-29858, filed on Edgar November 30, 2007.

(d)(8)
Amendment to Investment Advisory Agreement dated April 1, 2008 adding two additional breakpoints to Davis New York Venture Fund. Incorporated by reference to Exhibit 23(d)(8) of Registrant’s registration statement 2-29858, filed on Edgar November 28, 2008.

(d)(9)
Amendment to Investment Advisory Agreement dated July 1, 2009 reducing advisory fees. . Incorporated by reference to Exhibit 23(d)(9) of Registrant’s registration statement 2-29858, filed on Edgar October 9, 2009.

(e)(1)
Underwriting Contracts. Distributing Agreement dated January 1, 2001 appointing Davis Distributors, LLC as the Registrant’s principal underwriter. Incorporated by reference to Exhibit 23(e)(1) of Registrant’s registration statement 2-29858, filed on Edgar September 21, 2001.

(e)(2)
Form of Dealer Agreement between principal underwriter and distributing broker-dealers, incorporated by reference to Exhibit 23(e)(3) of Registrant’s registration statement 2-29858, filed on Edgar October 2, 2000.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)(1)	Custodian Agreements. Custodian Contract, dated September 5, 2000, incorporated by reference to Exhibit 23(g)(1) of Registrant’s registration statement 2-29858, filed on Edgar October 2, 2000.

(h)(1)
Other Material Contracts. Transfer Agency and Service Agreement, dated March 10, 1998, incorporated by reference to Exhibit 23(h)(1) of Registrant’s registration statement 2-29858, filed on Edgar October 2, 2000.

(h)(2)	Agreement to Waive Fees and Reimburse Expenses for Davis Research Fund, incorporated by reference to Exhibit 23(h)(3) to Registrant’s Post-Effective Amendment filed on Edgar October 23, 2001.

(h)(3)
Agreement to Waive Fees and Reimburse Expenses for Davis Global Fund, Class A, B, C and Y shares. Incorporated by reference to Exhibit 23(h)(3) of Registrant’s registration statement 2-29858, filed on Edgar September 28, 2006.

(h)(4)
Agreement to Waive Fees and Reimburse Expenses for Davis International Fund, Class A, B, and C shares. Incorporated by reference to Exhibit 23(h)(4) of Registrant’s registration statement 2-29858, filed on Edgar September 28, 2006.

(h)(5)
Agreement to Waive Fees and Reimburse Expenses for Davis International Fund, Class A, B, C, and Y shares. Incorporated by reference to Exhibit 23(h)(5) of Registrant’s registration statement 2-29858, filed on Edgar December 21, 2009.

(i)*	Legal Opinion. Opinion and Consent of Counsel, Greenberg Traurig LLP.

(j)*	Other Opinions. Consent of Independent Accountants, KPMG LLP.

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(k)	Omitted Financial Statements. Incorporated from the most recent annual report filed on Edgar.

(l)	Initial Capital Agreements. Not applicable.

(m)(1)
Rule 12b-1 Plan. Distribution Plans for Class A, B, and C shares, as amended December 5, 2000, incorporated by reference to Exhibit 23(m) of Registrant’s registration statement 2-29858, filed on Edgar September 19, 2002.

(m)(2)	Rule 12b-1 Plan. Distribution Plan for Class R shares. Incorporated by reference to Exhibit 23(m)(2) of Registrant’s registration statement 2-29858, filed on Edgar August 19, 2003.

(n)
Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended June 10, 2003 to add Class R shares. Incorporated by reference to Exhibit 23(m)(2) of Registrant’s registration statement 2-29858, filed on Edgar May 22, 2003.

(o)	Reserved.

(p)	Code of Ethics. Code of Ethics as amended February 1, 2005, incorporated by reference to Exhibit (p)(2) of Registrant’s registration statement 2-29858, filed on Edgar November 29, 2004.

(q)(1)
Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis New York Venture Fund, Inc., dated January 11, 2001, appointing Arthur Don and Thomas Tays as attorneys-in-fact, incorporated by reference to Exhibit 23(q)(1) of Registrant’s registration statement 2-29858, filed on Edgar August 6, 2001.

(q)(2)
Other Exhibits. Agreement Respecting Names, changing name from New York Venture Fund, Inc., to Davis New York Venture Fund, Inc., dated October 1, 1995, incorporated by reference to Exhibit 23(d)(2) of Registrant’s registration statement 2-29858, filed on Edgar October 2, 2000.

(q)(3)
Other Exhibits. Powers of Attorney for the Registrant, Officers of Davis New York Venture Fund, Inc. (Eich and Reed), dated September 13, 2002 appointing Arthur Don and Thomas Tays as attorneys-in-fact, incorporated by reference to Exhibit 23(q)(3) of Registrant’s registration statement 2-29858, filed on Edgar September 19, 2002.

(q)(4)
Other Exhibits. Power of Attorney for Robert Morgenthau, dated December 3, 2002 appointing Arthur Don and Thomas Tays as attorneys-in-fact; incorporated by reference to Exhibit 23(q)(4) of Registrant’s registration statement 2-29858, filed on Edgar November 28, 2003.

(q)(5)
Other Exhibits. Power of Attorney for Thomas Gayner, dated April 19, 2004 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit 23(q)(5) of Registrant’s registration statement 2-29858, filed on Edgar September 20, 2004.

(q)(6)
Other Exhibits. Powers of Attorney for the Registrant, Officers of Davis New York Venture Fund, Inc. (Haines as PFO), dated September 14, 2004 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated

4

by reference to Exhibit 23(q)(6) of Registrant’s registration statement 2-29858, filed on Edgar September 20, 2004.

(q)(7)
Other Exhibits. Power of Attorney form Samuel H. Iapalucci, dated February 17, 2006 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit 23(q)(7) of Registrant’s registration statement 2-29858, filed on Edgar February 28, 2006.

(q)(8)
Other Exhibits. Power of Attorney for John Gates, dated February 9, 2007 appointing Arthur Don and Thomas Tays as attorneys-in-fact, incorporated by reference to Exhibit 23(q)(8) of Registrant’s registration statement 2-29858, filed on Edgar February 28, 2007.

* to be filed by amendment.
Item 24. Persons Controlled by or Under Common Control With Registrant
Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.
Item 25. Indemnification
Registrant’s Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the “Law”) permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders’ derivative suits.
In addition, the Registrant’s directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant’s adviser.
In addition to the foregoing indemnification, Registrant’s Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.
Item 26. Business and Other Connections of Investment Adviser
Davis Selected Advisers, L.P. (“DSA”) and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:
Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.
Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

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Davis Selected Advisers – NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA’s advisory clients.
Davis Distributors LLC: a wholly owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.
Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:
Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Christopher C. Davis (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Clipper Fund, Director, Chairman of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Director, Washington Post.
Kenneth C. Eich (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC.
Sharra L. Haynes (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Chief Compliance Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.
Thomas D. Tays (03/07/57), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Secretary of each of the Davis Funds, Selected Funds, and Clipper Fund; Vice President Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Gary Tyc (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Russell O. Wiese (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Item 27. Principal Underwriter
(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, is the principal underwriter for each of the Davis Funds, the Selected Funds, and Clipper Fund: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., Selected Capital Preservation Trust, Clipper Fund, Inc., Clipper Funds Trust, and Davis Funds SICAV.

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(b) Management of the Principal Underwriter:

Name and Principal	Positions and Offices with	Positions and Offices
Business Address	Underwriter	with Registrant

Kenneth C. Eich	President	Executive Vice President and
2949 East Elvira Road, Suite 101		Principal Executive Officer
Tucson, AZ 85756

Russell Wiese	Chief Marketing Officer	None
609 Fifth Avenue,
New York, NY 10017.

Gary P. Tyc	Vice President, Treasurer	None
2949 East Elvira Road, Suite 101	and Assistant Secretary
Tucson, AZ 85756

Anthony Frazia	Chief Compliance Officer	None
609 Fifth Avenue,
New York, NY 10017.

Evelyn Ned	Co-Chief Compliance Officer	None
2949 East Elvira Road, Suite 101
Tucson, AZ 85756

Thomas D. Tays	Vice President and Secretary	Vice President and Secretary
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(c) Not applicable.
Item 28. Location of Accounts and Records
Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant’s transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, Seventh Floor, North Quincy, Massachusetts 02107.
Item 29. Management Services
Not applicable
Item 30. Undertakings
Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders upon request and without charge.
DAVIS NEW YORK VENTURE FUND, INC.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 21st day of December 2009.

DAVIS NEW YORK VENTURE FUND, INC.
*By:	/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

Kenneth Eich*	Principal Executive Officer	December 21st , 2009
Kenneth Eich

Douglas Haines*	Principal Financial Officer
Douglas Haines	and Principal Accounting Officer	December 21st , 2009

*By:	/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

*  Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibits 22(q)(1), 22(q)(3), and 22(q)(6) of Registrant’s registration statement 2-29858.

/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

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DAVIS NEW YORK VENTURE FUND, INC.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on December 21st , 2009, by the following persons in the capacities indicated.

Signature	Title

Jeremy H. Biggs*	Director
Jeremy H. Biggs

Marc P. Blum*	Director
Marc P. Blum

Christopher C. Davis*	Director
Christopher C. Davis

John Gates*	Director
John Gates

Thomas. S. Gayner*	Director
Thomas S. Gayner

G. Bernard Hamilton*	Director
G. Bernard Hamilton

Samuel H. Iapalucci*	Director
Samuel H. Iapalucci

Robert P. Morgenthau*	Director
Robert P. Morgenthau

Christian R. Sonne*	Director
Christian R. Sonne

Marsha Williams* Marsha Williams	Director

*  Thomas Tays signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibits 23(q)(1), 23(q)(4), 23(q)(5), 23(q)(7) and 23(q)(8) of Registrant’s registration statement 2-29858.

/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

EXHIBIT LIST
None

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